UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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SkyWest, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SkyWest, Inc.

444 South River Road    •    St. George, UT 84790

March 20, 2009

Dear Shareholder:

        You are invited to attend the Annual Meeting of Shareholders of SkyWest, Inc. scheduled to be held at 11:00 a.m., Tuesday, May 5, 2009, at our headquarters located at 444 South River Road, St. George, Utah.

        The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items to be considered and acted upon by the shareholders.

        Your vote is very important. Whether you plan to attend the Annual Meeting or not, we urge you to vote your shares as soon as possible. This will ensure representation of your shares at the Annual Meeting if you are unable to attend.

        Continuing the practice we started last year, we are pleased to furnish these proxy materials over the Internet, which we believe increases the efficiency and reduces the expense of our annual meeting process. As a result, we are mailing to shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of paper copies of this Proxy Statement and our 2008 Annual Report. The Notice contains instructions on how to access those documents over the Internet or request that a full set of printed materials be sent to you. The Notice also gives instructions on how to vote your shares.

        We look forward to seeing you at the Annual Meeting.

Sincerely,

Jerry C. Atkin
 Chairman and Chief Executive Officer

SkyWest, Inc.

444 South River Road    •    St. George, UT 84790

 Notice of the Annual Meeting of Shareholders
of SkyWest, Inc.

Date:	Tuesday, May 5, 2009
Time:	11:00 a.m., Mountain Daylight Time (MDT)
Place:	SkyWest, Inc. Headquarters 444 South River Road St. George, Utah 84790
Purposes:	1.	To elect nine directors to serve on the Board of Directors of SkyWest, Inc., (the "Company") until the next Annual Meeting of the Company's shareholders;
	2.	To approve the SkyWest, Inc. 2009 Employee Stock Purchase Plan;
	3.	To ratify the appointment of Ernst & Young, LLP to serve as the Company's independent registered public accounting firm (independent auditors) for the year ending December 31, 2009; and
	4.	To transact such other business that may properly come before the Annual Meeting and any additional adjournments.
Who Can Vote:	Shareholders at the close of business on March 12, 2009.
How You Can Vote:
Shareholders may vote electronically over the Internet, or by telephone, or may request a complete set of traditional proxy materials and vote their proxy by mail. Shareholders may also vote in person at the Annual Meeting.

By authorization of the Board of Directors

Eric D. Christensen
 Vice President Planning, Corporate Secretary

March 20, 2009

Proxy Statement for the

Annual Meeting of Shareholders of

SKYWEST, INC.

To Be Held on Tuesday, May 5, 2009

i

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF SHAREHOLDERS
OF
SKYWEST, INC.
TUESDAY, MAY 5, 2009

OVERVIEW

Solicitation

        This Proxy Statement, the accompanying Notice of Annual Meeting, proxy card and the Annual Report to Shareholders of SkyWest, Inc. (the "Company" or "SkyWest") are being mailed on or about March 20, 2009. The Board of Directors (the "Board") of the Company is soliciting your proxy to vote your shares at the Annual Meeting of Shareholders (the "Meeting"). The Board is soliciting your proxy in an effort to give all shareholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

What is a proxy?

        A proxy is your legal designation of another person to vote on your behalf. You are giving the individuals appointed by the Board as proxies (Jerry C. Atkin, Bradford R. Rich and Eric D. Christensen) the authority to vote your shares in the manner you indicate.

Why did I receive more than one notice?

        You may receive multiple notices if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in "street name"), you will receive your notice or other voting information from your broker. In any case, you should vote for each notice you receive.

Voting Information

Who is qualified to vote?

        You are qualified to receive notice of and to vote at the Meeting if you own shares of common stock of SkyWest (the "Common Stock") at the close of business on the record date of Thursday, March 12, 2009.

How many shares of Common Stock may vote at the Meeting?

        As of March 12, 2009, there were 56,485,135 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented at the Meeting.

What is the difference between a "shareholder of record" and a "street name" holder?

        If your shares are registered directly in your name with Zion's First National Bank, the Company's transfer agent, you are a "shareholder of record." If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a "street name" holder.

How can I vote at the Meeting?

        You may vote in person by attending the Meeting. You may also vote electronically over the Internet, or by telephone, or you may request a complete set of traditional proxy materials and vote your proxy by mail. To vote your proxy using the Internet or telephone, see the instructions on the proxy form and have the proxy form available when you access the Internet website or place your telephone call. To vote your proxy by mail, mark your vote on the enclosed proxy card, then follow the instructions on the card.

What are the Board's recommendations on how I should vote my shares?

        The Board recommends that you vote your shares as follows:

Proposal 1	—	FOR the election of all nine nominees for director with terms expiring at the next annual meeting of the Company's shareholders.
Proposal 2	—	FOR the approval of the SkyWest, Inc. 2009 Employee Stock Purchase Plan.
Proposal 3	—	FOR the ratification of the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm (independent auditors) for the year ending December 31, 2009.

What are my choices when voting?

Proposal 1	—	You may cast your vote in favor of up to nine individual directors. You may vote for less than nine directors if you choose. You may also abstain from voting.
Proposal 2	—	You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting.
Proposal 3	—	You may cast your vote in favor of or against the proposal, or you may elect to abstain from voting.

How will my shares be voted if I do not specify how they should be voted?

        If you vote without indicating how you want your shares to be voted, the proxies appointed by the Board will vote your shares as follows:

Proposal 1	—	FOR the election of all nine nominees for director with terms expiring at the next annual meeting of the Company's shareholders.
Proposal 2	—	FOR the approval of the SkyWest, Inc. 2009 Employee Stock Purchase Plan.
Proposal 3	—	FOR the ratification of the appointment of Ernst & Young, LLP as the Company's independent registered public accounting firm (independent auditors) for the year ending December 31, 2009.

How will withheld votes, abstentions and broker non-votes be treated?

        Withheld votes, abstentions and broker non-votes will be deemed as "present" at the Meeting, and will be counted for quorum purposes only.

Can I change my vote?

        You may revoke your proxy before the time of voting at the Meeting in any of the following ways:

  •
  by mailing a revised proxy to the Secretary of the Company;

  •
  by changing your vote on the Internet website;

  •
  by using the telephone voting procedures

  •
  by voting in person at the Meeting

What vote will be required to approve each proposal?

        Proposal 1 provides that the nine nominees with the most votes will be elected as directors of the Company.

        Proposals 2 and 3 require the affirmative vote of a majority of those shareholders present in person or represented by proxy and entitled to vote at the Meeting.

Who will count the votes?

        Representatives from Zion's First National Bank, the Company's transfer agent, or other individuals designated by the Board, will count the votes and serve as inspectors of election. The inspectors of election will be present at the Meeting.

Who will pay the cost of this proxy solicitation?

        The Company will pay the costs of soliciting proxies. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Common Stock.

Is this Proxy Statement the only way proxies are being solicited for use at the Meeting?

        Yes. The Company has not employed any other methods of solicitation.

How are proxy materials being delivered?

        The Company is pleased to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, the Company is mailing to most of its shareholders a Notice of Internet Availability of Proxy Materials (the "Notice") instead of a paper copy of this proxy statement and the Company's 2008 Annual Report to Shareholders. The Notice contains instructions on how to access those documents over the Internet. The Notice also contains instructions on how to request a paper copy of the Company's proxy materials, including the accompanying Proxy Statement, 2008 Annual Report to Shareholders and a form of proxy card or voting instruction card. All shareholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. The Company believes this new process will allow it to provide its shareholders with the information they need in a more efficient manner, while reducing the environmental impact and lowering the costs of printing and distributing these proxy materials.

PROPOSAL 1

Election of Directors

Composition of the Board

        The Board currently consists of nine directors. All directors serve a one-year term and are subject to re-election each year.

The current composition of the Board is:

  •
  Jerry C. Atkin, Chairman

  •
  W. Steve Albrecht

  •
  J. Ralph Atkin

  •
  Margaret S. Billson

  •
  Ian M. Cumming

  •
  Henry J. Eyring

  •
  Robert G. Sarver

  •
  Steven F. Udvar-Hazy

  •
  James L. Welch

The Board Recommends That Shareholders Vote FOR All Nine Nominees Listed Below.

Nominees for Election as Directors:

Jerry C. Atkin
Age:	60
Director Since:	1974
Committees:	None
Principal Occupation:	Chairman of the Board and Chief Executive Officer of the Company and its two operating subsidiaries, SkyWest Airlines, Inc. ("SkyWest Airlines") and Atlantic Southeast Airlines, Inc. ("ASA")
Experience:
Mr. Atkin joined the Company in July 1974 as a director and the Company's Director of Finance. In 1975, he assumed the office of President and Chief Executive Officer and was elected Chairman of the Board in 1991. Prior to joining the Company, Mr. Atkin was employed by a public accounting firm and is a certified public accountant.
Other Directorships:	Mr. Atkin currently serves as a director of Zion's Bancorporation, a regional bank holding company based in Salt Lake City, Utah.
Family Relationship:	Mr. Atkin is a nephew of J. Ralph Atkin, who also serves as a director of the Company.

W. Steve Albrecht
Age:	62
Director Since:	2003
Committees:	Chairman of Audit and Finance Committee; Member of Nominating and Corporate Governance Committee
Principal Occupation:	Andersen Alumni Professor of Accounting, Marriott School of Management, Brigham Young University
Experience:
Mr. Albrecht, a certified public accountant, certified internal auditor, and certified fraud examiner, joined the faculty of Brigham Young University in 1977 after teaching at Stanford University and the University of Illinois. He has also served as President of the American Accounting Association, the Association of Certified Fraud Examiners, and Beta Alpha Phi.
Other Directorships:
Mr. Albrecht serves as a director of Red Hat, Inc., an open source software company; Cypress Semiconductor, a semiconductor firm; ICON Health & Fitness, a manufacturer of fitness equipment; and Sun Power Incorporated, a manufacturer of high efficiency solar cells and solar panels. He is currently a trustee for the Financial Accounting Foundation that oversees accounting standard setting in the private and government sectors of the United States.
Recent Development:
Mr. Albrecht recently agreed to serve as a Mission President for the Church of Jesus Christ of Latter-day Saints, commencing in July 2009. If Mr. Albrecht is elected at the Meeting, the Company anticipates that Mr. Albrecht will serve as a director until his missionary service commences in July 2009, at which time Mr. Albrecht will resign and the Board will fill the resulting vacancy as contemplated by the Company's Bylaws. The Nominating and Corporate Governance Committee of the Board has commenced the process of identifying qualified candidates to fill the anticipated vacancy.
J. Ralph Atkin
Age:	65
Director Since:	1972
Committees:	Member of Audit and Finance Committee; Member of Nominating and Corporate Governance Committee
Principal Occupation:	Attorney-at-Law
Experience:
Mr. Atkin is the founder of the Company and served as President and Chief Executive Officer of the Company from 1972 to 1975; Chairman of the Board of the Company from 1972 to 1991; and Senior Vice President of the Company from 1984 to 1988. He previously served as the Chief Executive Officer of Ghana Airlines, the national carrier of the Republic of Ghana, and Chief Executive Officer of Euro Sky, a company organized to explore the feasibility of operating a regional airline in Austria. From March 1991 to January 1993, Mr. Atkin was Director of Business and Economic Development for the State of Utah.
Family Relationship:	Mr. Atkin is an uncle of Jerry C. Atkin, the Chairman of the Board and Chief Executive Officer of the Company.

Margaret S. Billson
Age:	47
Director Since:	2006
Committees:	Member of Compensation Committee
Principal Occupation:	Self-employed consultant
Experience:
Ms. Billson has more than 20 years of aerospace industry experience, including operations, engineering, technology, customer service and product support. From August 2005 until November 2008, Ms. Billson was employed in multiple capacities with Eclipse Aviation Corporation ("Eclipse"), including as Chief Operating Officer. At the time of her resignation from Eclipse in November 2008, Ms. Billson was serving as the President and General Manager of the Airplane Division of Eclipse. On November 25, 2008, Eclipse filed a petition for Chapter 11 protection in the United States Bankruptcy Court for the District of Delaware. From September 1997 until July 2005, Ms. Billson was employed by Honeywell International, Inc., where she served as Vice President and General Manager, Airframe Systems and Aircraft Landing Systems and as Vice President of Program Management, Aerospace Equipment Systems. Prior to that, she was Vice President of the MD-11, MD-80 and MD-90 programs at McDonnell Douglas.
Ian M. Cumming
Age:	68
Director Since:	1986
Committees:	Chairman of Nominating and Corporate Governance Committee; Member of Compensation Committee
Principal Occupation:
Chairman and Chief Executive Officer of Leucadia National Corporation, a diversified holding company engaged in a variety of businesses, including manufacturing, real estate activities, medical product development, winery operations and residual banking and lending activities ("Leucadia"). Leucadia also owns equity interests in operating businesses and investment partnerships, which are accounted for under the equity method of accounting, including gaming, entertainment, land-based contract oil and gas drilling, real estate activities and development of a copper mine in Spain
Experience:	Chairman of Leucadia since 1978
Other Directorships:
Mr. Cumming is Chairman of the Finova Group, Inc., a middle-market lender; a director of MK Resources Co., a gold mining and exploration company; and a director of Home Fed Corp., a real estate investment and development company.

Henry J. Eyring
Age:	45
Director Since:	2006
Committees:	Chairman of Compensation Committee; Member of Audit and Finance Committee
Principal Occupation:	Advancement Vice President at Brigham Young University-Idaho
Experience:
Mr. Eyring has served in various positions of administration at Brigham Young University-Idaho since 2006. Mr. Eyring was President of the Japan Tokyo North Mission of the Church of Jesus Christ of Latter-day Saints from 2003 until 2006. His three-year term of voluntary service ended in July 2006. From 2002 until 2003 he was a special partner with Peterson Capital, a private equity investment firm; from 1998 through 2002, he was the Director of the Masters of Business Administration Program at Brigham Young University.
Robert G. Sarver
Age:	47
Director Since:	2000
Committees:	Member of Audit and Finance Committee
Principal Occupation:
Since 2004, Mr. Sarver has served as the Managing Partner of the Phoenix Suns, a professional basketball team in the National Basketball Association. Since 2002, he has also served as the Chairman and Chief Executive Officer of Western Alliance Bancorporation, a commercial bank holding company that does business in Nevada, California, and Arizona.
Experience:	Chairman and Chief Executive Officer of California Bank and Trust from 1995 to 2001. Prior to 1995, he served as the President of National Bank of Arizona.
Other Directorships:	Mr. Sarver is an Executive Director of Southwest Value Partners, a real estate investment company, and a director of Meritage Corporation, a builder of single-family homes.

Steven F. Udvar-Hazy
Age:	63
Director Since:	1986
Committees:	Member of Nominating and Corporate Governance Committee; Member of the Compensation Committee; Lead Director.
Principal Occupation:
Chairman and Chief Executive Officer of International Lease Finance Corporation, a wholly-owned subsidiary of American International Group, Inc., which leases and finances commercial jet aircraft worldwide.
Experience:	Mr. Udvar-Hazy has been engaged in aircraft leasing and finance for over 37 years.
Other Directorships:
Mr. Udvar-Hazy is Chairman of the Board of Directors of Air Intercontinental, Inc., an aviation investment company, President and director of Ocean Equities, Inc., a financial holding company, and Chairman of the Executive Committee of the Board of Directors of Emerald Financial LLC, a real estate investment company.
James Welch
Age:	54
Director Since:	2007
Committees:	Member of Compensation Committee
Principal Occupation:	President, Chief Executive Officer and a director of Dynamex, Inc., a provider of same-day delivery and logistics services in the United States and Canada.
Experience:
From October 2007 until October 2008, Mr. Welch served as a consultant and Interim Chief Executive Officer of JHT Holdings, a diversified logistics provider located in Kenosha, Wisconsin. Prior to his service with JHT Holdings, Mr. Welch was the President and Chief Executive Officer of Yellow Transportation, an international transportation services provider, from which he retired after 29 years of service.
Other Directorships:	Mr. Welch serves as a director for Spirit AeroSystems, Inc., a supplier of commercial airplane assemblies and components.

EXECUTIVE OFFICERS

        In addition to Jerry C. Atkin, the Chief Executive Officer and Chairman of the Board, whose biographical information is set forth above, the following individuals served as executive officers of the Company, SkyWest Airlines and ASA during the year 2008.

EXECUTIVE OFFICERS

        Bradford R. Rich, 47, is the Executive Vice President and Chief Financial Officer of the Company, SkyWest Airlines and ASA, with responsibility for the common support areas of finance, treasury, investor relations and information technology. He also oversees the administration of the Company's contracts with its airline partners, and is responsible for the strategic planning and development opportunities of the Company.

        Mr. Rich joined the Company in 1987 as Corporate Controller and is a certified public accountant. He has served as the Company's Chief Financial Officer since 1991.

        Russell A. Childs, 41, was appointed President and Chief Operating Officer of SkyWest Airlines in April 2007. He is responsible for oversight of the safety and quality of SkyWest Airline's operations, including aircraft flight operations, maintenance and customer service. He also oversees SkyWest Airline's relationships with Delta Air Lines, Inc. ("Delta"), United Airlines, Inc. ("United") and Midwest Airlines, Inc. ("Midwest").

        Mr. Childs was initially employed with the Company in January 2001 as Senior Director/Controller and later that year was named Vice President/Controller. Prior to his employment with the Company, Mr. Childs worked in public accounting. Mr. Childs is a certified public accountant.

        Bradford R. Holt, 49, was appointed President and Chief Operating Officer of ASA in December 2007. He is responsible for oversight of the safety and quality of ASA's operations, including aircraft flight operations, maintenance, and customer service. He also oversees ASA's relationship with Delta.

        Prior to his appointment as President and Chief Operating Officer of ASA, Mr. Holt accumulated more than 25 years of aviation experience at SkyWest Airlines, where he was previously Vice President of Flight Operations and served in various leadership positions, including as a pilot.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Board adopted Corporate Governance Guidelines on August 2, 2005, which can be accessed at the Company's Web site, www.SkyWest.com. The Corporate Governance Guidelines supplement the Company's Bylaws and the charters of the Board's committees. Extracts from the principal sections of the Corporate Governance Guidelines are noted below:

Director Independence

        At a minimum, the Board will have a majority of directors who meet the criteria for independence as required by The Nasdaq Stock Market.

Director Qualifications

  Criteria for Membership

    The Company's Nominating and Corporate Governance Committee is responsible for annually reviewing with the Board the desired skills and characteristics of directors, as well as the composition of the Board as a whole.

  Terms and Limitations

    All directors currently stand for election each year. The Board does not believe it should establish a limit on the number of times that a director may stand for election.

  Retirement

    Directors are required to submit their resignation from the Board when their term expires upon reaching the age of 70 years old. The Board will accept the resignation unless the Nominating and Corporate Governance Committee recommends otherwise. Directors generally will not be nominated for election following their 70th birthday.

  Ownership of Company Stock

    Directors are encouraged to own at least 5,000 shares of Common Stock.

Director Responsibilities

  General Responsibilities

    The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to the best interests of the Company and its shareholders.

  Oversight of Management

    The Board is responsible to encourage the Company's management to effectively implement policies and strategies developed by the Board, and to provide dynamic leadership of the Company.

Board Meetings and Materials

  Frequency of Meetings

    The Board has four regularly scheduled meetings per year. As determined necessary by the Board and in order to address the Company's needs, special meetings of the Board are convened from time to time.

  Annual Evaluations

    The Nominating and Corporate Governance Committee conducts annual evaluations to assess the Board's performance. Each of the Board's standing committees conducts annual evaluations to assess the performance of the applicable committee.

  Executive Sessions of Independent Directors

    The Company's independent directors meet in executive session regularly and, in any event, at least semi-annually. The independent directors may either choose one director annually to serve as the Lead Director and to preside at all executive sessions or establish a procedure by which a Lead Director will be selected. The independent directors of the Company have chosen Mr. Udvar-Hazy to serve as the Lead Director.

Committees

        The Board has three standing committees: (1) Audit and Finance, (2) Compensation, and (3) Nominating and Corporate Governance.

Director Compensation

        The form and amount of director compensation is determined by the Board based on general principles established on the Nominating and Corporate Governance Committee's recommendation. These principles are in accordance with the policies and principles set forth in the Nominating and Corporate Governance Committee's charter and are consistent with rules established by The Nasdaq Stock Market, including those relating to director independence and to compensation of Audit & Finance Committee members.

CEO Evaluation and Management Succession

        The Nominating and Corporate Governance Committee conducts an annual review to assess the performance of the Company's Chief Executive Officer. The Nominating and Corporate Governance Committee communicates the results of its review to the other directors in a meeting that is not attended by the Chief Executive Officer. The directors of the Company, excluding the Chief Executive Officer, review the Nominating and Corporate Governance Committee's report to assess the Chief Executive Officer's leadership in the long and short-term.

Review and Access to Guidelines

        The Nominating and Corporate Governance Committee reviews the Company's Corporate Governance Guidelines at least annually, then, as it deems appropriate, recommends amendments to the Board.

Communications with the Board

        Shareholders and other interested parties may communicate with one or more directors or the non-management directors as a group in writing by regular mail. The following address may be used by those who wish to send such communications by regular mail:

    Board of Directors or Name of Individual Director(s)
    c/o Corporate Secretary
    SkyWest, Inc.
    444 South River Road
    St. George, UT 84790

Code of Ethics

        The Company has adopted a Code of Ethics for Directors and Senior Executive Officers, which is available on the Company's Web site, www.SkyWest.com. The Code of Ethics includes the following principles related to the Company's directors and executive officers:

  •
  Act ethically with honesty and integrity;

  •
  Promote full, fair, accurate, timely and understandable disclosure in reports and documents filed with the Securities and Exchange Commission and other public communications;

  •
  Comply in all material respects with laws, rules and regulations of governments and their agencies;

  •
  Comply in all material respects with the listing standards of a stock exchange where the Company's shares are traded;

  •
  Respect the confidentiality of information acquired in the course of performing work for the Company, except when authorized or otherwise legally obligated to disclose the information; and

  •
  Not use confidential information of the Company for personal advantage or for the benefit of acquaintances, friends or relatives.

Whistleblower Hotline

        The Company has established a whistleblower hotline that enables employees, customers, suppliers and shareholders of the Company and its subsidiaries, as well as other interested parties, to submit confidential and anonymous reports of suspected or actual violations of the Company's Code of Ethics. The hotline number is (888) 273-9994.

MEETINGS AND COMMITTEES OF THE BOARD

The Board

        Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his or her duties and to attend all Board, committee and shareholders' meetings. The Board met six times during 2008, four of which were regularly scheduled meetings and two of which were special telephonic meetings. All directors attended at least 75% of the meetings of the Board and of the committees on which he or she served during the year ended December 31, 2008. All directors attended the Annual Meeting of the Company's Shareholders held on May 5, 2008.

Committees of the Board

        The Board has three standing committees to facilitate and assist the Board in the execution of its responsibilities: (1) Audit and Finance, (2) Compensation, and (3) Nominating and Corporate Governance. All the committees are comprised solely of non-employee, independent directors as defined by The Nasdaq Stock Market listing standards. Charters for each committee are available on the Company's Web site, www.SkyWest.com.

        The table below shows current membership for each of the standing Board committees.

Audit & Finance	Compensation	Nominating & Corporate Governance
W. Steve Albrecht* J. Ralph Atkin Henry J. Eyring Robert G. Sarver	Henry J. Eyring* Steven F. Udvar-Hazy Ian M. Cumming Margaret S. Billson James L. Welch	Ian M. Cumming* Steve Albrecht J. Ralph Atkin Steven F. Udvar-Hazy

    *
    Committee Chair

Audit & Finance Committee

        The Audit and Finance Committee has four members and met five times during the year ended December 31, 2008. The Board has determined that Mr. W. Steve Albrecht, Chair of the Audit and Finance Committee, is an "audit committee financial expert" within the meaning stipulated by the Securities and Exchange Commission.

        The Audit and Finance Committee's responsibilities, which are discussed in further detail in its charter, include the responsibility to:

  •
  Establish and implement policies and procedures for review and approval of the appointment, compensation and termination of the independent registered public accounting firm;

  •
  Review and discuss with management and the independent registered public accounting firm the audited financial statements of the Company and the Company's financial disclosure practices;

  •
  Pre-approve all audit and permissible non-audit fees;

  •
  Provide oversight of the Company's internal auditors;

  •
  Hold meetings periodically with the independent registered public accounting firm, the Company's internal auditors, and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

  •
  Review the Company's consolidated financial statements and related disclosures;

  •
  Review with management and the registered independent public accounting firm and approve disclosure controls and procedures and accounting principles and practices; and

  •
  Perform other functions or duties deemed appropriate by the Board.

        Additional information regarding the Audit and Finance Committee's processes and procedures is addressed below under the heading "Audit & Finance Committee Disclosure." The Report of the Audit & Finance Committee is set forth on page 40 of this Proxy Statement.

Compensation Committee

        The Compensation Committee has five members and met four times in 2008. The Compensation Committee's responsibilities, which are discussed in detail in its charter, include the responsibility to:

  •
  In consultation with the Company's senior management, establish the Company's general compensation philosophy and oversee the development and implementation of the Company's compensation programs;

  •
  Recommend the base salary, incentive compensation and any other compensation for the Company's Chief Executive Officer to the Board and review and approve the Chief Executive Officer's recommendations for the compensation of all other officers of the Company and its subsidiaries;

  •
  Administer the Company's incentive and stock-based compensation plans, and discharge the duties imposed on the Compensation Committee by the terms of those plans;

  •
  Review and approve any severance or termination payments proposed to be made to any current or former officer of the Company;

  •
  Prepare and issue the report of the Compensation Committee required by the rules of the Securities and Exchange Commission; and

  •
  Perform other functions or duties deemed appropriate by the Board.

        Additional information regarding the Compensation Committee's processes and procedures for consideration of executive compensation are addressed below under the Heading "Compensation Discussion and Analysis."

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee has four members and met once in 2008. The Nominating and Corporate Governance Committee's responsibilities, which are discussed in detail in its charter, include the responsibility to:

  •
  Develop qualifications and criteria for selecting and evaluating directors and nominees;

  •
  Consider and propose director nominees;

  •
  Make recommendations to the Board regarding Board compensation;

  •
  Make recommendations to the Board regarding Board committee memberships;

  •
  Develop and recommend to the Board corporate governance guidelines;

  •
  Facilitate an annual assessment of the performance of the Board and each of its standing committees;

  •
  Consider the independence of each director and nominee for director; and

  •
  Perform other functions or duties deemed appropriate by the Board.

Nomination Process

        The policy of the Nominating and Corporate Governance Committee is to consider properly submitted shareholder recommendations for candidates to serve as directors of the Company. In evaluating those recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria described below. Any shareholder wishing to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should submit a recommendation in writing indicating the candidate's qualifications and other relevant biographical information and provide confirmation of the candidate's consent to serve as a director. This information should be addressed to Jerry C. Atkin, Chairman and Chief Executive Officer of the Company, 444 South River Road, St. George, Utah 84790.

        As contemplated by the Company's Corporate Governance Guidelines, the Nominating and Corporate Governance Committee reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, at least annually. There is currently no set of specific minimum qualifications that must be met by a nominee recommended by the Nominating and Corporate Governance Committee, as different factors may assume greater or lesser significance at particular times and the needs of the Board may vary in light of its composition and the Nominating and Corporate Governance Committee's perceptions about future issues and needs. Among the factors the Nominating and Corporate Governance Committee considers, which are outlined in the Corporate Governance Guidelines, are independence, diversity, age, skills, integrity and moral responsibility, policy-making experience, ability to work constructively with the Company's management and directors, capacity to evaluate strategy and reach sound conclusions, availability of time and awareness of the social, political and economic environment.

        The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating director-nominees. The Nominating and Corporate Governance Committee assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through various means, including current directors, professional search firms, shareholder recommendations or other referrals. Candidates are evaluated at meetings of the Nominating and Corporate Governance Committee, and may be considered at any point during the year. All director-nominee recommendations which are properly submitted to the Nominating and Corporate Governance Committee are aggregated and considered by the Nominating and Corporate Governance Committee at a meeting prior to the issuance of the proxy statement for the next annual meeting of shareholders. Any materials provided by a shareholder in connection with the recommendation of a director candidate are forwarded to the Nominating and Corporate Governance Committee, which considers the recommended candidate in light of the director qualifications discussed above. The Nominating and Corporate Governance Committee also reviews materials provided by professional search firms, if applicable, or other parties in connection with a candidate who is not proposed by a shareholder. In evaluating such recommendations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board. The Nominating and Corporate Governance Committee has, on occasion, engaged professional search firms to assist in identifying qualified candidates for Board service. When such firms have been engaged, the Nominating and Corporate Governance Committee has utilized their services principally for the purpose of identifying and screening potential candidates and conducting background research; however, the members of the Nominating and Corporate Governance Committee, as well as other directors of the Company, have conducted interviews with prospective candidates and have performed other functions in completing the nomination process.

Compensation Committee Interlocks and Insider Participation

        None of the individuals who served on the Compensation Committee during the year ended December 31, 2008 was an officer or employee of the Company in 2008 or any time prior thereto. None of the members of the Compensation Committee during the year ended December 31, 2008 had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended. None of the executive officers of the Company served as a member of the Compensation Committee, or similar committee, of any other company whose executive officer(s) served as a director of the Company or the Compensation Committee.

COMPENSATION DISCUSSION AND ANALYSIS

        The following discussion and analysis provides information regarding the Company's executive compensation objectives, principles, procedures, practices and decisions, and is provided to give perspective to the numbers and narratives that follow in the tables in this section. This discussion will focus on the Company's objectives, principles, practices and decisions with regards to the compensation of the following named executive officers of the Company (the "NEOs"):

  •
  Jerry C. Atkin, Chairman of the Board and Chief Executive Officer of the Company, SkyWest Airlines and ASA;

  •
  Bradford R. Rich, Executive Vice President and Chief Financial Officer of the Company, SkyWest Airlines and ASA;

  •
  Russell A. Childs, President and Chief Operating Officer of SkyWest Airlines; and

  •
  Bradford R. Holt, President and Chief Operating Officer of ASA.

Executive Compensation Objectives and Principles

        The overall objective of the Company's executive compensation program is to help create long-term value for its shareholders by attracting and retaining talented executives, rewarding superior operating and financial performance, and aligning the long-term interests of the Company's executives with those of its shareholders. Accordingly, the Company's executive compensation program incorporates the following principles:

  •
  Compensation should be based upon individual job responsibility, leadership ability, management experience and individual and Company performance. Employees in positions of Company leadership and broad responsibility have significant elements of their compensation that are linked to overall Company performance and shareholder returns.

  •
  Compensation should reflect the fair market value of the services received. The Company believes that a fair and competitive pay package for the NEOs is essential to attract and retain talented executives in key positions.

  •
  Compensation should reward both short-term and long-term Company performance. The pay package for the NEOs is designed to provide components of both short-term and long-term incentive compensation. Annual bonuses are tied to achievement of short-term (generally annual) quantitative and qualitative performance goals the Company believes closely correlate to share value. Long-term performance is rewarded through equity-based awards, in the form of stock options and restricted stock, the value of which depends upon future Company share prices, and the realization of which is contingent upon satisfaction of vesting schedules requiring continued service with the Company.

  •
  Compensation programs should foster long-term focus. The NEOs have a substantial portion of their compensation tied to long-term performance and sustained increases in share value. This is accomplished through the Company's practice of granting long-term, equity-based awards.

Executive Compensation Procedures

        To attain the Company's executive compensation objectives and implement the underlying compensation principles, the Company follows the procedures described below.

        Role of the Compensation Committee.    The Compensation Committee has responsibility for establishing and monitoring the executive compensation programs of the Company and for making decisions regarding the compensation of the NEOs. Compensation Committee meetings are regularly attended by the Chief Executive Officer and the Company's Vice President-Planning and Corporate Secretary. The Compensation Committee also meets in executive session. The Compensation Committee recommends the compensation package of the Chief Executive Officer to the full Board, which then sets the Chief Executive Officer's compensation. The Compensation Committee also reviews the recommendations of the Chief Executive Officer with respect to compensation of the other NEOs, and after reviewing such recommendations, sets the compensation of the other NEOs. The Compensation Committee also monitors, administers and approves awards under the Company's various incentive compensation plans for all levels within the Company, including awards under the Company's annual bonus plan and 2006 Long-Term Incentive Plan.

        After reviewing the performance of the Company and evaluating the executive's performance against established goals, leadership ability and responsibilities with the Company, and current compensation arrangements, the Compensation Committee relies on its judgment in making compensation decisions. When setting total compensation for each of the NEOs, the Compensation Committee reviews tally sheets which show the NEO's current compensation, including base pay, short-term annual bonus target, and long-term equity-based compensation targets, and deferred compensation retirement funding targets. The Compensation Committee also occasionally evaluates surveys and other available data regarding the executive compensation programs of other regional air carriers. The most recent review was in 2007 and included peer airlines Midwest, Pinnacle, Republic, Frontier, Mesa, Horizon, ExpressJet, Air Tran, Jet Blue, Alaska and Southwest Airlines (the "Peer Group Airlines"). The compensation program for NEOs and the Compensation Committee assessment process are designed to be flexible in an effort to promptly respond to the evolving business environment and individual circumstances.

        Role of Consultants.    Neither the Company nor the Compensation Committee has any contractual arrangement with any consultant for determining the amount or particular form of any NEO compensation. The Compensation Committee utilized the services of Frederic W. Cook & Co., Inc., an outside compensation consulting firm ("Cook"), to assist in the development of the Company's 2006 Long-Term Incentive Plan. The Compensation Committee met with a representative of Cook in 2008 to learn about market trends in the executive compensation area as they relate to equity-based compensation. The Compensation Committee did not use or rely on any recommendations from Cook as to the amount of compensation to pay to any particular NEO. The Company and the Compensation Committee have not retained any other compensation consultant to render services regarding NEO compensation, but may seek the advice of such persons in the future.

        No Employment and Severance Agreements.    The NEOs do not have employment, severance or change-in-control agreements, although unvested options and restricted stock may become vested upon a change in control. The NEOs serve at the will of the Board, which enables the Company to terminate their employment with discretion as to the terms of any severance. This is consistent with the Company's performance-based employment and compensation philosophy.

Elements of Compensation

        The Company's executive compensation objectives and principles are implemented through the use of the following elements of compensation, each discussed more fully below:

  •
  Base Pay

  •
  Annual Performance-Based Bonus

  •
  Long-Term Equity Awards

  •
  Retirement Benefits and Deferred Compensation

  •
  Other Benefits

        Base Pay.    The NEOs' base pay is set at levels that the Compensation Committee believes are generally competitive with the compensation paid to similarly situated officers by the Peer Group Airlines, with the expectation that shortfalls in base pay, if any, will be recouped through annual performance bonuses if the Company's performance entitles the NEO to receive the full amount of the targeted annual bonus. The Compensation Committee recommends to the full Board the base pay of the Chief Executive Officer and sets the base pay of the other NEOs after reviewing the recommendation of the Chief Executive Officer. Annual adjustments are influenced by growth of the Company's operations, revenues and profitability, individual performance, changes in responsibility, cost of living increases, and other factors considered relevant by the Compensation Committee.

        For fiscal year 2008, the Compensation Committee increased the base salary of Mr. Atkin from $355,000 to $362,000 and the base salary of Mr. Rich from $258,000 to $263,000, in each case primarily to offset increases in the cost of living. The annual base salary of Mr. Childs was increased from $200,000 to $230,000 to move his base salary closer to perceived market salary rates for chief operating officers performing similar responsibilities in the Company's industry. Mr. Holt's annual base salary as chief operating officer of ASA was left unchanged at $200,000.

        For the fiscal year ending December 31, 2009, the Compensation Committee increased the base salaries of Mr. Atkin and Mr. Rich to $373,000 and $271,000, respectively, to reflect cost-of-living increases. For 2009, the Compensation Committee increased the base salaries of Mr. Childs and Mr. Holt to $240,000 and $225,000, respectively, to bring their salaries closer to perceived market salary rates for chief operating officers performing similar responsibilities in the Company's industry. The 2009 base salary for Mr. Atkin was recommended by the Compensation Committee and approved by the directors of the Company other than Mr. Atkin.

        Annual Performance-Based Bonus.    The Company maintains an annual bonus program for its NEOs and other executive officers. Under such bonus program, NEOs are eligible to receive a cash bonus following the conclusion of the Company's fiscal year, contingent on the attainment of predetermined performance goals. Additionally, the Compensation Committee has discretion to increase or decrease the amount of the bonus at year end. The NEOs have an opportunity to defer all of any portion of their annual bonus under the Company's deferred compensation plans.

        In an effort to encourage achievement of the Company's performance objectives, the annual bonus amounts payable to the NEOs for each year are set at levels that the Compensation Committee determines will contribute to long-term shareholder value. General national economic conditions and industry conditions are also considered in determining the targeted net income targets which are the basis for determination of the annual bonus. The combination of base pay and annual performance- based bonuses is intended to result in a cash compensation package that falls within competitive market standards when the Company meets the performance objectives set by the Compensation Committee.

        The targeted annual performance bonus amount for each NEO is expressed as a percentage of the NEO's base pay and is established by the Compensation Committee at the beginning of each year. As in prior years, the target bonus amount for 2008 was set at 80% of base salary. The Compensation Committee also determines the threshold and maximum annual performance bonus levels for each NEO. Unless the Compensation Committee elects to pay a discretionary bonus, no performance bonus is payable if the NEO's applicable threshold net income target is not attained. Similarly, no additional performance bonus is payable above the maximum pre-determined bonus level unless the Compensation Committee elects to pay a discretionary additional bonus.

        The full amount of the target level annual bonus is earned by the NEOs only if the Company meets target net income objectives set by the Compensation Committee. For the Chief Executive Officer and Chief Financial Officer, the net income target is based on the consolidated net income of the Company. In the case of the presidents of SkyWest Airlines and ASA, the targets are based on the net income of the subsidiary for which they have responsibility. The net income targets are set after considering several factors including: return on equity, contract expectations, Company budgets, national economic conditions, industry conditions, and special conditions that may affect net income such as accounting timing differences. The Compensation Committee reserves the discretion to increase or decrease the amount of the net income targets during the year as it determines necessary to implement the Company's compensation objectives and principles. If the Company or applicable operating subsidiary fails to meet the target level of net income set by the Compensation Committee for a particular NEO but otherwise attains net income above the predetermined threshold level, the amount of the annual performance-based bonus payable to the NEO is calculated on a pro-rated basis. Similarly, if the Company or applicable operating subsidiary exceeds the target level of net income set by the Compensation Committee for a particular NEO, but the performance of the Company or applicable subsidiary is lower than the pre-determined maximum net income level, the amount of annual performance-based bonus otherwise payable to the NEO is determined on a pro-rated basis between the target and maximum bonus percentages.

        Three-fourths of each NEO's non-discretionary annual performance bonus is determined based solely on the degree to which the applicable net income target is attained or surpassed. The remaining one-fourth of each NEO's annual performance bonus is dependent on both the percentage of the net income target attained and the degree to which the NEO achieves a combination of additional, specific individual goals established each year ("Individual Goals"). For fiscal year 2008, the Individual Goals were developed by each individual NEO and recommended to the Compensation Committee and, in the case of NEOs other than the Chief Executive Officer, reviewed and approved by the Chief Executive Officer. The Individual Goals were then approved by the Compensation Committee. If the NEO or the Company exceeds or fails to meet the targeted level of Individual Goals set by the Compensation Committee for a particular NEO, one fourth of the amount of net-income-based annual bonus otherwise payable to the NEO is increased or decreased, as applicable, within certain predetermined ranges.

        In addition, the Compensation Committee and Board have discretion to depart from the formula in approving an annual bonus and may exercise discretion to increase or decrease annual bonuses, including refraining from paying any bonus, after the Company's operational and financial results for the applicable period are determined. The payment of annual bonuses to the NEOs is made soon after the close of the fiscal year to which the bonuses relate, once the Compensation Committee has determined the bonus amounts actually earned and payable. In the case of the Chief Executive Officer, the full Board reviews and approves the final calculation of the annual bonus.

        For the fiscal year ended December 31, 2008, the net income performance targets for the NEOs were established by the Compensation Committee in February 2008. With respect to Messrs. Atkin and Rich, the Compensation Committee established a threshold net income level of $130.6 million, at which the individual NEO would be eligible to receive a performance bonus equal to 40% of base salary; a target net income level of $153.9 million, at which the individual NEO would be eligible to receive a performance bonus equal to 80% of base salary; and a maximum net income level of $177.4 million, at which the individual NEO would be eligible to receive a performance bonus equal to 130% of base salary. Similar threshold, target and maximum net income levels were established for Messrs. Childs and Holt, based on the net income of SkyWest Airlines and ASA, respectively, at which the individual NEO would be eligible to receive performance bonuses equal to 40%, 80% or 130% of his base salary. The bonus amounts set forth above were subject to adjustment based on the individual NEO's achievement of his Individual Goals.

        In November 2008, the Compensation Committee exercised its discretion to adjust the initial net income targets for the Company, SkyWest Airlines and ASA downward to reflect the unanticipated reduction in flight scheduling experienced by SkyWest Airlines and ASA, due to the decisions made by the Company's major partners, and the general deterioration of economic conditions in the United States. After carefully evaluating the Company's operating performance, changes in flight schedules, industry and general economic conditions, as well as other factors, the Compensation Committee established revised performance targets for the NEOs. With respect to Messrs. Atkin and Rich, the threshold, target and maximum net income levels for the Company were adjusted to $110.8 million, $130.4 million and $150 million, respectively. With respect to Messrs. Childs and Holt, the threshold, target and maximum net income levels for SkyWest Airlines and ASA were adjusted accordingly. The adjusted performance targets for the NEOs also remained subject to further modification based on the individual NEO's achievement of his Individual Goals.

        Long-Term Equity Awards.    Discretionary long-term equity awards, in the form of stock options and restricted stock, are granted at the Compensation Committee's discretion to the NEOs annually in order to provide long-term, performance-based compensation, to encourage the NEOs to continue their engagement with the Company throughout the vesting periods of the awards and to align management and shareholder interests. In making awards to the NEOs under the 2006 Long-Term Incentive Plan, the Compensation Committee considers grant size and the appropriate combination of equity-based awards. The Compensation Committee generally grants long-term equity awards at its regularly scheduled meeting in February of each year.

        Options are granted with an exercise price equal to the closing price per share on the date of grant and generally vest on a three-year "cliff" basis. The Company does not grant options with an exercise price below the trading price of the underlying shares of Common Stock on the date of grant or grant options that are priced on a date other than the date of grant. Stock options only have a value to the extent the value of the underlying shares on the exercise date exceeds the exercise price. Accordingly, stock options generally provide compensation only if the underlying share price increases over the option term and the NEO's employment continues with the Company through the vesting date.

        The Company also grants shares of restricted stock to the NEOs, subject to a three-year "cliff" vesting schedule. Recipients of shares of restricted stock do not pay for the shares; the shares are issued as compensation for services. Restricted stock awards provide the NEOs with an increased ownership stake in the Company, subject to vesting, and encourage the NEO to continue employment in order to meet the vesting schedule. The compensation value of a restricted stock award does not depend solely on future stock price increases; at grant, its value is equal to the Company's stock price. Although its value may increase or decrease with changes in the stock price during the period before vesting, a restricted stock award will have value without regard to future stock price appreciation. Accordingly, restricted stock awards can deliver significantly greater share-for-share compensation value at grant than stock options, and the Company can offer comparable grant date compensation value with fewer shares and less dilution of the outstanding shares of Common Stock.

        The estimated future value at the applicable vesting date of the long-term equity awards for any year is intended to approximate 125% of projected annual base salary and targeted annual bonus for the year of grant in the case of the Company's Chief Executive Officer, and 100% of annual salary and targeted bonus in the case of the other NEOs. In determining the amount of the award, stock option equivalents are first calculated assuming the value of a stock option is 25% of the exercise price. Three-quarters of each NEO's annual long-term equity award is granted in stock options in an effort to provide a high level of performance-based incentive, and the remaining one-quarter of the award is granted in shares of restricted stock (with each share of restricted share valued as if it were an option for four shares). Currently, both types of awards vest only if the NEO remains employed by the Company for three years from the date of grant. The Company believes the three-year vesting schedule assists in retaining executives and encourages the NEOs to focus on long-term performance. In 2008, the number of shares indicated by the formulas above was also reduced in order to make more shares available for the Company's non-executive employees. In granting shares of restricted stock and stock options to the NEOs, the Compensation Committee also considers the impact of the grant on the Company's financial performance, as determined in accordance with the requirements of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R)). For long-term equity awards, the Company records expense in accordance with SFAS No. 123(R). The amount of expense the Company records pursuant to SFAS No. 123(R) may vary from the corresponding compensation value used by the Company in determining the amount of the awards.

        During 2008, the Company granted to the NEOs stock options and restricted stock under the 2006 Long-Term Incentive Plan, as shown in greater detail in table labeled "Grants of Plan-Based Awards for 2008" below. On February 4, 2009, the Company granted the NEOs additional options under the 2006 Long-Term Incentive Plan to purchase at an exercise price of $15.24 per share (the closing share price on the date of grant) the following number of shares of Common Stock: Mr. Atkin—99,124 shares; Mr. Rich—57,614 shares; Mr. Childs—51,024 shares; and Mr. Holt—47,535 shares. Additionally, on February 4, 2009, the Company granted the NEOs the following number of shares of restricted stock under the 2006 Long-Term Incentive Plan: Mr. Atkin—16,521 shares; Mr. Rich—9,602 shares; Mr. Childs—8,504 shares; and Mr. Holt—7,972 shares.

        Retirement Benefits and Deferred Compensation.    The Company sponsors the SkyWest, Inc. Employees' Retirement Plan for its eligible employees and the eligible employees of SkyWest Airlines (the "SkyWest 401(k) Plan"). ASA also maintains a separate but substantially similar retirement plan, the Atlantic Southeast Airlines, Inc. Incentive Savings Plan (the "ASA 401(k) Plan"). Messrs. Atkin, Rich, and Childs participate in the SkyWest 401(k) Plan and Mr. Holt participates in the ASA 401(k) Plan. The two plans (the "401(k) Plans") are broad-based, tax-qualified retirement plans under which eligible employees, including the NEOs, may make annual pre-tax salary reduction contributions subject to the various limits imposed under the Internal Revenue Code of 1986, as amended (the "Code"). The sponsoring employers make matching contributions under the 401(k) Plans on behalf of eligible participants, but the NEOs are not eligible to receive such matching contributions under the SkyWest 401(k) Plan.

        The Company also maintains the SkyWest, Inc. 2002 Deferred Compensation Plan, a non-qualified deferred compensation plan (the "SkyWest Deferred Compensation Plan"), for the benefit of certain highly compensated management employees, including Messrs. Atkin, Rich, Childs and Holt (for the amounts that were funded during Mr. Holt's employment at SkyWest Airlines—prior to commencing employment with ASA). ASA also maintains a separate but similar non-qualified deferred compensation plan, the Atlantic Southeast Airlines, Inc. Executive Deferred Compensation Plan (the "ASA Deferred Compensation Plan"), for its highly compensated management employees, including Mr. Holt. Under the two non-qualified deferred compensation plans, the sponsoring employer credits each eligible employee's account under the plan with a discretionary employer contribution. For 2008, the discretionary employer contribution was 15% of the each eligible employee's salary and 15% of the annual bonus earned in the previous year that was paid in 2008. The SkyWest Deferred Compensation Plan (but not the ASA Deferred Compensation Plan) also permits eligible executives, including the NEOs, to elect in advance of each calendar year to defer up to 100% of their cash salary and bonus compensation for the year.

        The Company and its subsidiaries do not maintain any defined benefit pension plans for the NEOs.

        Other Benefits.    In additional to the benefits described above, the Company provides other benefits to the NEOs in order to achieve a competitive pay package. The Compensation Committee believes that those benefits, which are detailed in the Summary Compensation Table under the heading "All Other Compensation" below, are reasonable, competitive and consistent with the Company's overall executive compensation program. Those benefits consist principally of employer contributions to the SkyWest and ASA Deferred Compensation Plans on behalf of NEOs, employer-paid premiums on health insurance, personal automobile allowances, country club dues, and use of employer-owned recreational equipment.

        Additionally, the Company and its subsidiaries maintain a non-discriminatory, broad-based program under which all full-time Company employees and their dependents, including the NEOs and their dependents, may fly without charge on regularly scheduled flights of aircraft operated by the Company's subsidiaries. The value of such aircraft use is not included in the "All Other Compensation" column in the Summary Compensation Table.

Ownership Guidelines

        Each NEO is encouraged to maintain a minimum ownership interest in the Company, defined as stock ownership equal to five times base salary for the Chief Executive Officer of the Company, and three times base salary for the Chief Financial Officer of the Company and the Presidents of SkyWest Airlines and ASA. The NEOs are encouraged to make progress towards the goal in each year that stock options are exercised or restricted shares vest.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a $1 million annual limit on the amount that a publicly-traded company may deduct for compensation paid to the company's principal executive officer during a tax year or to any of the company's four other most highly compensated executive officers who are still employed at the end of the tax year. The limit does not apply to compensation that meets the requirements of Section 162(m) of the Code for "qualified performance-based compensation" (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the company's shareholders).

        The Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. In certain situations, the Compensation Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. Stock option grants in 2008 were intended to constitute "qualified performance-based compensation" under Section 162(m) of the Code. The Company's 2008 restricted stock grants and annual performance bonuses, however, were not "qualified performance-based compensation." In 2008, none of the NEOs received base pay, annual bonus and restricted stock grants in an amount in excess of the $1 million deduction limit.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed the foregoing Compensation Discussion and Analysis and discussed with the Company's management the information set forth herein. Based on such review and discussions with management, the Compensation Committee recommended to the Board that the foregoing Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Henry J. Eyring, Chair
Margaret S. Billson
Ian M. Cumming
Steven F. Udvar-Hazy
James L. Welch

SUMMARY COMPENSATION TABLE

        The table below summarizes the total compensation paid to or earned by each of the NEOs for the fiscal years indicated.

(a)	(b)	(c)	(d)	(e)	(f)	(g)		(h)
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Jerry C. Atkin	2008	$362,000	$123,600	$449,169	$221,000	$113,057	(3)	$1,268,826
Chairman and	2007	$355,000	$80,973	$744,721	$269,800	$117,793	(4)	$1,568,287
Chief Executive Officer	2006	$345,700	$26,973	$770,932	$271,000	$117,803	(5)	$1,532,408
Bradford R. Rich	2008	$263,000	$85,474	$298,382	$159,600	$84,314	(6)	$890,770
Executive Vice President,	2007	$258,000	$47,354	$408,936	$196,500	$87,586	(7)	$998,376
Chief Financial Officer	2006	$250,000	$15,867	$379,199	$195,900	$85,416	(8)	$926,382
Russell A. Childs	2008	$230,000	$72,708	$194,840	$144,800	$76,582	(9)	$718,930
President and	2007	$188,750	$36,070	$176,330	$138,700	$61,225	(10)	$601,075
Chief Operating Officer—SkyWest Airlines, Inc.
Bradford R. Holt	2008	$200,000	$72,848	$157,719	$114,500	$68,344	(11)	$613,411
President and Chief	2007	$163,333	$36,155	$159,750	$96,100	$47,488	(12)	$502,826
Operating Officer—Atlantic Southeast Airlines

(1)
The amounts in columns (d) and (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal years indicated in accordance with SFAS No. 123(R) of awards of restricted stock and stock options, as applicable, granted pursuant to the Company's long-term incentive plans, and thus may include amounts from awards granted in and prior to 2008, 2007 and 2006. Assumptions and methodologies used in the calculation of these amounts with respect to the 2008 fiscal year are included in footnotes to the Company's audited financial statements for the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006 which were included in the Company's Annual Reports on Form 10-K filed with the Securities and Exchange Commission for those years.

(2)
The amounts in column (f) reflect the annual performance bonus amounts earned in the year indicated based on performance in that year and paid in the subsequent year. As described in the section entitled "Compensation Discussion and Analysis" above, the NEO's annual performance bonuses are calculated based upon the performance of the Company and its subsidiaries and the NEO in question relative to pre-established objectives for the fiscal year in question. The target, threshold and maximum amounts for each NEO's fiscal year performance bonus opportunity are reported in the "Grants of Plan-Based Awards for 2008" table below.

(3)
All other compensation for Mr. Atkin for 2008 consists of: $87,450 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2008; $2,567 in employer-paid health insurance premiums; $15,259 for a personal vehicle lease; $2,930 for personal use of the Company's recreational equipment; and, $4,851 country club dues.

(4)
All other compensation for Mr. Atkin for 2007 consists of: $94,234 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2007; $2,279 in employer-paid health insurance premiums; $13,830 for a personal vehicle lease; $3,097 for personal use of the Company's recreational equipment; and, $4,353 country club dues.

(5)
All other compensation for Mr. Atkin for 2006 consists of: $92,505 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2006, $2,279 in employer-paid health insurance premiums; $13,830 for a personal vehicle lease; $3,806 for personal use of the Company's recreational equipment; and, $5,383 for country club dues.

(6)
All other compensation for Mr. Rich for 2008 consists of: $63,390 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2008; $4,074 in employer-paid health insurance premiums; $13,920 for a personal vehicle allowance; and, $2,930 for personal use of the Company's recreational equipment.

(7)
All other compensation for Mr. Rich for 2007 consists of: $70,152 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2007; $3,703 in employer-paid health insurance premiums; $10,634 for a personal vehicle allowance; and, $3,097 for personal use of the Company's recreational equipment.

(8)
All other compensation for Mr. Rich for 2006 consists of: $66,885 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2006; $3,703 in employer-paid health insurance premiums; $11,021 for a personal vehicle lease; and, $3,806 for personal use of the Company's recreational equipment.

(9)
All other compensation for Mr. Childs for 2008 consists of: $56,220 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2008; $3,466 in employer-paid health insurance premiums; $13,966 for a personal vehicle lease; and, $2,930 for personal use of the Company's recreational equipment.

(10)
All other compensation for Mr. Childs for 2007 consists of: $46,877 of employer credits under the SkyWest Deferred Compensation Plan attributable to compensation earned for 2007, $3,104 in employer-paid health insurance premiums; $8,147 for a personal vehicle lease; and, $3,097 for personal use of the Company's recreational equipment.

(11)
All other compensation for Mr. Holt for 2008 consists of: $47,175 of employer credits under the ASA Deferred Compensation Plan attributable to compensation earned for 2008; $3,170 in employer-paid health insurance premiums; $2,625 in matching contributions under the ASA 401(k) Plan; $12,444 for a personal vehicle lease, and, $2,930 for personal use of the Company's recreational equipment.

(12)
All other compensation for Mr. Holt for 2007 consists of: $40,688 of employer credits under the ASA Executive Deferred Compensation Plan attributable to compensation earned for 2007; $3,703 in employer-paid health insurance premiums; and, $3,097 for personal use of the Company's recreational equipment.

 GRANTS OF PLAN-BASED AWARDS FOR 2008

        The following table provides information about non-equity-based and equity-based plan awards granted to the NEOs for the fiscal year ended December 31, 2008:

(a)	(b)		(c)			(d)	(e)	(f)	(g)
							All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock (#)
								Exercise Price of Options Awards ($S/share)(4)
									Grant Date Full Fair Value(5)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)
Jerry C. Atkin	6-Nov-2007	(1)	$202,720	$289,600	$376,480
	6-Feb-2008	(2)				4,940	59,281	$25.800	$503,294
Bradford R. Rich	6-Nov-2007	(1)	$147,280	$210,400	$273,520
	6-Feb-2008	(2)				2,872	34,467	$25.800	$292,619
Russell A. Childs	6-Nov-2007	(1)	$128,800	$184,000	$239,200
	6-Feb-2008	(2)				2,512	30,142	$25.800	$255,910
Bradford R. Holt	6-Nov-2007	(1)	$112,000	$160,000	$208,000
	6-Feb-2008	(2)				2,184	26,211	$25.800	$222,525

(1)
The Compensation Committee initially approved the grant of Non-Equity Incentive Plan Awards on November 6, 2007. On November 12, 2008 the Compensation Committee modified the target performance levels applicable to those awards. The specific changes in target performance levels applicable to 2008 Non-Equity Incentive Plan Awards are described under the heading "Annual Performance-Based Bonus" in the "Compensation Discussion and Analysis" section above.

(2)
On February 6, 2008, the Company granted stock options and restricted stock awards pursuant to the 2006 Long-Term Incentive Plan. The awards vest in full on the third anniversary of the date of grant.

(3)
Annual performance bonuses actually earned for fiscal year 2008 and paid in 2009 are listed in the "Non-Equity Incentive Plan Compensation" column for 2008 in the Summary Compensation Table appearing above.

(4)
The exercise price of the options of $25.80 per share was the market closing price of the Common Stock on the date of grant.

(5)
This column shows the full grant date fair market value of the options granted in 2008 as computed under SFAS No. 123(R) and the expense attributable to restricted stock awards. Generally, the Company will expense this amount in its financial statements over the award's vesting schedule. Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2008 which are included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission.

OUTSTANDING EQUITY AWARDS AT YEAR-END 2008

        This table provides information on the year-end 2008 holdings of stock options and other stock awards (restricted stock) by the NEOs.

	Option Awards					Stock Awards
(a)	(b)	(c)		(d)	(e)	(f)		(g)
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date(4)	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(5) ($)
Jerry C. Atkin	208,000	—		$20.125	9-May-10	—		—
	104,000	—		$25.950	8-May-11	—		—
	104,000	—		$26.240	5-Feb-12	—		—
	94,540	—		$10.570	4-Feb-13	—		—
	104,000	—		$19.180	3-Feb-14	—		—
	188,000	—		$17.110	1-Feb-15	—		—
	—	61,100	(1)	$23.800	8-May-13	5,100	(1)	$94,860
	—	59,281	(2)	$26.840	6-Feb-14	4,940	(2)	$91,884
	—	59,281	(3)	$25.800	6-Feb-15	4,940	(3)	$91,884
Bradford R. Rich	84,000	—		$20.125	9-May-10	—		—
	50,000	—		$25.950	8-May-11	—		—
	50,000	—		$26.240	5-Feb-12	—		—
	50,000	—		$10.570	4-Feb-13	—		—
	50,000	—		$19.180	3-Feb-14	—		—
	100,000	—		$17.110	1-Feb-15	—		—
	—	35,400	(1)	$23.800	8-May-13	3,000	(1)	$55,800
	—	34,467	(2)	$26.840	6-Feb-14	2,872	(2)	$53,419
	—	34,467	(3)	$25.800	6-Feb-15	2,872	(3)	$53,419
Russell Childs	5,243	—		$25.950	8-May-11	—		—
	4,000	—		$26.240	5-Feb-12	—		—
	40,000	—		$17.110	1-Feb-15	—		—
	—	8,800	(1)	$23.800	8-May-13	—		—
	—	8,589	(2)	$26.840	6-Feb-14	2,200	(2)	$40,920
	—	13,597	(2)	$27.368	6-Feb-14	2,207	(2)	$41,050
	—	30,142	(3)	$25.800	6-Feb-15	2,512	(3)	$46,723
Bradford R. Holt	48,000	—		$17.110	1-Feb-15	—		—
	—	8,800	(1)	$23.800	8-May-13	—		—
	—	8,867	(2)	$26.840	6-Feb-14	2,200	(2)	$40,920
	—	—		$27.368	6-Feb-14	2,217	(2)	$41,236
	—	26,211	(3)	$25.800	6-Feb-15	2,184	(3)	$40,622

(1)
Awards vest on May 8, 2009.

(2)
Awards vest on February 6, 2010.

(3)
Awards vest on February 6, 2011.

(4)
Stock options awarded prior to 2006 expire ten years from date of grant. Stock options granted after 2005 expire seven years from date of grant.

(5)
Based on market closing price per share of Common Stock of $18.60 on December 31, 2008.

 OPTION EXERCISES AND STOCK VESTED FOR 2008

        Stock options exercised and restricted shares that vested for the NEOs during 2008 are outlined below.

	Option Awards		Stock Awards
(a)	(b)	(c)	(d)	(e)
Name	Number of Shares Acquired On Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(2)
Jerry C. Atkin	150,363	$755,942	—	—
Bradford R. Rich	84,000	$226,249	—	—
Russell A. Childs	—	—	—	—
Bradford R. Holt	—	—	—	—

(1)
The dollar amounts shown in column (c) above for option awards are determined by multiplying (i) the number of shares of Common Stock to which the exercise of the option related, by (ii) the difference between the per-share closing price of Common Stock on the date of exercise and the exercise price of the option awards.

(2)
No shares of Common Stock underlying stock awards vested during 2008.

NON-QUALIFIED DEFERRED COMPENSATION FOR 2008

        Pursuant to the SkyWest Deferred Compensation Plan and the ASA Deferred Compensation Plan, covered NEOs may elect prior to the beginning of each calendar year to defer the receipt of base salary and annual performance bonuses earned for the ensuing calendar year. Amounts deferred are credited to an unfunded liability account maintained by the Company on behalf of the applicable NEO, which account is deemed invested in and earns a rate of return based upon certain notational, self-directed investment options offered under the applicable plan.

        Each NEO's account under the SkyWest Deferred Compensation Plan and ASA Deferred Compensation Plan, as applicable, is also credited with a discretionary employer contribution monthly, whether or not the NEO contributes. For 2008 that discretionary employer contribution was 15% of the NEO's salary and annual bonus. Participant account balances under the SkyWest and ASA Deferred Compensation Plans are fully-vested and will be paid by the Company to each NEO upon retirement or separation from employment, or on other specified dates, in a lump sum form or in installments according to a schedule elected in advance by the NEO.

        The following table provides information regarding the SkyWest and ASA Deferred Compensation Plans for NEOs for 2008.

(a)	(b)	(c)	(d)	(e)	(f)
Name(1)	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
Jerry C. Atkin	—	$95,295	$(510,083)	—	$1,138,561
Bradford R. Rich	—	69,689	(401,496)	—	637,166
Russell A. Childs	—	46,804	(47,311)	—	204,727
Bradford R. Holt	—	0	(19,567)	—	439,532

(1)
For 2008, Messrs. Atkin, Rich and Childs were covered by the SkyWest Deferred Compensation Plan only and Mr. Holt was covered by both the SkyWest Deferred Compensation Plan (as to contributions for years prior 2008 and earnings thereon only) and the ASA Deferred Compensation Plan (with respect to contributions for 2008 and earnings thereon).

(2)
The amounts in column (c) reflect the amounts of employer contributions credited in 2008 at the rate of 15% of each NEO's base salary and 2007 bonus which were paid in 2008. The amounts reported in column (c) are also included in the amounts reported in the "Other Compensation" column of the Summary Compensation Table appearing above.

(3)
The amounts in column (d) reflect the notational earnings (losses) during 2008 charged against each NEO's account under the SkyWest and ASA Deferred Compensation Plans. These amounts are not reported in the Summary Compensation Table because they are based on market rates determined by reference to mutual funds that are available to participants in the SkyWest 401(k) Plan or, in certain cases, otherwise broadly available.

        The table below shows the funds available for notational investment under the SkyWest Deferred Compensation Plan, and the annual rate of return for the calendar year ended December 31, 2008:

Name of Fund	Rate of Return
Nationwide NVIT Money Market Fund Class I	2.1%
PIMCO VIT Total Return Admin	4.8%
PIMCO VIT Real Return Admin	(7.0)%
Alliance Bernstein VPS Growth & Income A	(40.6)%
Dreyfus Stock Index Initial	(37.1)%
Oppenheimer VA Capital Appreciation NS	(45.5)%
NVIT Mid Cap Fund Class I	(36.5)%
Royce Capital Small Cap	(27.2)%
Ivy VIP Small Cap Growth	(39.2)%
Dreyfus VIF International Value	(37.3)%

        The following table provides information regarding the ASA Deferred Compensation Plan for Mr. Holt for 2008.

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
Bradford R. Holt	—	44,618	2,120	—	46,738

(1)
The amount in column (c) reflects the employer contributions credited in 2008 at the rate of 15% of Mr. Holt's base salary and 2007 bonus which was paid in 2008. The amount reported in column (c) is also included in the amount reported in the "Other Compensation" column of the Summary Compensation Table appearing above.

(2)
The amounts in column (d) reflect the notational earnings (loss) during 2008 charged against Mr. Holt's account under the ASA Deferred Compensation Plan. This amount is not reported in the Summary Compensation Table because it is are based on market rates determined by reference to mutual funds that are available to participants in the ASA 401(k) Plan or, in certain cases, otherwise broadly available.

        The table below shows the funds available under the ASA Deferred Compensation Plan, and the annual rate of return for the calendar year ended December 31, 2008:

Name of Fund	Rate of Return
American Century Equity Income-Inv	(20.0)%
American Century-Equity Index-Inst	(37.2)%
American Century International Growth-Inv	(45.2)%
American Century Premium Money Market-Inv	2.9%
American Century Short-Term Government-Inv	4.7%
American Century Strategic Aggressive-Inv	(33.7)%
American Century Strategic Conservative-Inv	(15.8)%
American Century Strategic Moderate-Inv	(26.0)%
American Century Ultra-Inv	(41.7)%
American Century Value-Inv	(26.7)%
Buffalo Small Cap	(29.8)%

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The information below describes and quantifies certain payments or benefits that would be payable under the existing plans and programs of the Company and its subsidiaries if an NEO's employment had terminated on December 31, 2008 or the Company or the applicable subsidiary had undergone a change in control on December 31, 2008. These benefits are in addition to benefits generally available to all salaried employees of the Company in connection with a termination of employment, such as distributions from the 401(k) Plans, disability and life insurance benefits, the value of employee-paid group health plan continuation coverage under the Consolidated Omnibus Reconciliation Act, or "COBRA" and accrued vacation pay. The NEOs do not have any other severance benefits, severance agreements or change-in-control agreements.

        Accelerated Vesting of Stock Options and Stock Awards Upon Change In Control.    Under the Company's long-term incentive plans, all outstanding stock options and shares of restricted stock held by an NEO become fully vested upon a "change in control" without regard to whether the NEO terminates employment in connection with or following the change in control. The Company's long-term incentive plans generally define a "change in control" as any of the following events: (i) the acquisition by any person of 50% or more of the Company's voting shares, (ii) replacement of a majority of the Company's directors within a two-year period under certain conditions, or (iii) shareholder approval of a merger in which the Company is not the surviving entity, sale of substantially all of the Company's assets or liquidation. The following table shows for each NEO the intrinsic value of his unvested stock option and restricted stock awards as of December 31, 2008 that would have been accelerated had a change in control of the Company occurred on that date, calculated by multiplying the number of underlying shares by the closing price of the Common Stock on the last trading day of 2008 ($18.60 per share) and, in the case of stock options, by then subtracting the applicable option exercise price:

Name	Early Vesting of Stock Options	Early Vesting of Restricted Stock
Jerry C. Atkin	—	$278,628
Bradford R. Rich	—	$162,638
Russell A. Childs	—	$128,693
Bradford R. Holt	—	$122,779

        If a change in control with respect to the Company results in acceleration of vesting of an NEO's otherwise unvested stock options and other stock awards, and if the value of such acceleration exceeds 2.99 times the NEO's average W-2 compensation with the Company for the five taxable years preceding the year of the change in control (the "Base Period Amount"), the acceleration would result in an excess parachute payment under Code Section 280G. An NEO would be subject to a 20% excise tax on any such excess parachute payment and the Company would be unable to deduct the amount of the excess parachute payment for tax purposes. The Company has not agreed to provide its NEOs with any gross-up or reimbursement for excise taxes imposed on excess parachute payments.

        Deferred Compensation.    If an NEO had terminated employment on December 31, 2008, the NEO would have become entitled to receive the balance in his account under the applicable deferred compensation plan. Distribution would be made in the form of a lump sum or in installments, and in accordance with the distributions schedule elected by the NEO under the applicable plan. The 2008 year-end account balances under those plans are shown in column (e) in the applicable Nonqualified Deferred Compensation Tables set forth above. An NEO's account balance would continue to be credited with notational investment earnings or losses through the date of actual distribution.

DIRECTOR COMPENSATION

        The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve as directors. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of its directors. Each director is encouraged to own at least 5,000 shares of Common Stock.

Cash Compensation Paid to Directors

        For the year ended December 31, 2008, all directors who were not employees of the Company received an annual cash retainer of $31,000 and attendance fees of $1,600 for each board meeting, $1,200 for each committee meeting, and $800 for each telephonic board or committee meeting. The directors serving as the Chairs of the Compensation Committee and the Nominating and Corporate Governance Committees were paid an annual fee of $4,000. The director serving as the Chair of the Audit and Finance Committee was paid an annual fee of $15,000. Jerry C. Atkin, Chairman of the Board, an employee of the Company, received no compensation for his service on the Board. Commencing in 2009, the annual cash retainer to be paid to each non-employee director has been increased to $32,000.

Stock Awards

        Each non-employee director receives a stock award annually. On February 6, 2008, each of the non-employee directors received an award of 1,663 shares of Common Stock. The Company did not grant stock options to its non-employee directors in 2008.

 DIRECTOR SUMMARY COMPENSATION TABLE FOR 2008

        The table below summarizes the compensation paid by the Company to its non-employee directors for the year ended December 31, 2008.

(a)	(b)	(c)	(d)	(e)	(f)	(g)
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	Change in Pension Value and Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
W. Steve Albrecht	$61,150	$43,338	$3,129	—	—	$107,617
J. Ralph Atkin	$46,300	$43,338	$3,129	—	—	$92,767
Margaret S. Billson	$43,000	$43,338	—	—	—	$86,338
Ian M. Cumming	$48,200	$43,338	$3,129	—	—	$94,667
Henry J. Eyring	$54,350	$43,338	—	—	—	$97,688
Robert G. Sarver	$44,200	$43,338	$3,129	—	—	$90,667
Steven F. Udvar-Hazy	$54,200	$43,338	$3,129	—	—	$100,667
James L. Welch	$43,000	$43,338	—	—	—	$86,338

(1)
Jerry C. Atkin, the Chairman and Chief Executive Officer of the Company, is not included in the foregoing table as he is an employee of the Company and receives no monetary compensation for his services as Chairman.

(2)
Represents the closing price of the Common Stock awarded on the grant date of February 6, 2008, of $26.06 per share, multiplied by the 1,663 shares granted to each non-employee director. That amount is the aggregate grant date fair market value of awards as computed under SFAS No. 123(R). All such shares of Common Stock are fully-vested.

(3)
Reflects the dollar amount of grant date fair market value recognized for financial statement reporting purposes for the year ended December 31, 2008, in accordance with SFAS No. 123(R), with respect to stock option awards granted in 2005 only. Assumptions and methodologies used in the calculation of these amounts are included in footnotes to the Company's audited financial statements for the fiscal year ended December 31, 2005, which are included in the Company's Annual Report on Form 10-K.

(4)
As of December 31, 2008, each of the following non-employee directors of the Company held unexercised options to purchase the following number of shares of Company Common Stock: W. Steve Albrecht: 30,000; J. Ralph Atkin: 60,000; Ian M. Cumming: 80,000; Henry J. Eyring: 26,500; Robert G. Sarver: 64,000; Steven F. Udvar-Hazy: 56,000.

 SECURITY OWNERSHIP

Security Ownership of Directors and Executive Officers

        The following table sets forth the beneficial ownership of the Common Stock as of March 12, 2009, for each director and nominee for director, each NEO, and by all directors (including nominees) and executive officers of the Company as a group.

Name	Common Stock	Options Exercisable	Unvested Restricted Shares	Total	Beneficial Ownership
Jerry C. Atkin	1,544,819	802,540	28,747	2,376,106	4.2%
Bradford R. Rich	20,191	384,000	16,746	420,937	0.7%
Ian M. Cumming	36,937	80,000	—	116,937	0.2%
Robert G. Sarver	25,407	64,000	—	89,407	0.2%
J. Ralph Atkin	11,407	60,000	—	71,407	0.1%
Steven F. Udvar-Hazy	14,007	56,000	—	70,007	0.1%
Russell A. Childs	—	49,243	15,423	64,666	0.1%
Bradford R. Holt	826	48,000	14,573	63,399	0.1%
W. Steve Albrecht	25,407	30,000	—	55,407	0.1%
Henry J. Eyring	9,967	26,500	—	36,467	0.1%
Margaret S. Billson	6,607	—	—	6,607	*
James L. Welch	6,607	—	—	6,607	*
All officers and directors as a group (12 persons)	1,702,182	1,600,283	75,489	3,377,954	5.8%

(1)
Based on 56,485,135 shares outstanding as of March 12, 2009.

Security Ownership of Certain Beneficial Owners

        As of February 28, 2009, the Company's records and other information available from outside sources indicated that the following shareholders were beneficial owners of more than five percent of the outstanding shares of Common Stock. The information following is as reported in their filings with the Securities and Exchange Commission. The Company is not aware of any other beneficial owner of more than 5% of either class of the Common Stock.

	Amount of Beneficial Ownership
	Common Stock
Name	Shares	Percent of Class
Orbis Investment Management Limited 34 Bermudiana Road Hamilton HM11, Bermuda	4,657,151	8.2%
Barclays Global Fund Advisors 400 Howard Street San Francisco, CA 94105	4,169,957	7.31%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Care Road Austin, TX 78746	4,103,753	7.2%

PROPOSAL 2

APPROVAL OF THE SKYWEST, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN

        The Board of Directors adopted the SkyWest, Inc. 2009 Employee Stock Purchase Plan (the "Stock Purchase Plan"), effective July 1, 2009 subject to approval by the shareholders at the Meeting. In the event that the Company's shareholders do not approve the Stock Purchase Plan on or before June 30, 2009, the Stock Purchase Plan will terminate on that date and no shares of Common Stock will be issued under the Stock Purchase Plan.

The Board of Directors Recommends that Shareholders Vote FOR the SkyWest, Inc. 2009 Employee Stock Purchase Plan

        The following description summarizes the principle features of the Stock Purchase Plan, but is qualified in its entirety by reference to the full text of the Stock Purchase Plan as set forth on Appendix A to this Proxy Statement.

Description of the Plan

        Purpose:    The purpose of the Stock Purchase Plan is to provide a method whereby employees of the Company, SkyWest Airlines, ASA and any other subsidiary subsequently designated by the Company will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Board believes the Stock Purchase Plan is important because it provides incentives to present and future employees by allowing them to share in the Company's growth. The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code.

        Administration:    Except for certain powers expressly reserved to the Board and the Compensation Committee, the Stock Purchase Plan will be administered by the Company and the Company has the authority to interpret and construe all provisions of the Stock Purchase Plan and to make all decisions and determinations relating to the operation of the Stock Purchase Plan.

        Duration:    Subject to shareholder approval at the Meeting, the Stock Purchase Plan will be deemed to be effective on July 1, 2009 and will remain in effect until terminated by the Board in accordance with its terms.

        Shares Subject to Plan:    A maximum of 3,000,000 shares of Common Stock are available for issuance under the Stock Purchase Plan. In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares available for issuance under the Stock Purchase Plan will be proportionately adjusted.

        Eligibility:    Participation in the Stock Purchase Plan is limited to employees of the Company, SkyWest Airlines, ASA (and any other subsidiary subsequently designated by the Company) who have completed ninety (90) days of continuous employment with the Company since their most recent employment commencement date.

        Offerings under the Plan:    The Stock Purchase Plan provides for six-month offering periods commencing each July 1 and January 1 unless otherwise determined by the Compensation Committee.

        Granting of Options:    On the applicable offering commencement date, a participating employee will be granted an option to purchase the number of shares of Common Stock determined by dividing the participant's balance in the plan account on the last day of the offering period by the purchase price per share of the Common Stock.

        Participation in an Offering:    An individual who is an eligible employee at the beginning of an offering period may elect to participate in such offering by submitting an enrollment form to the Company authorizing the Company to make deductions from his or her pay on each payday during the time the employee is a participant at any rate designated by the employee, from a minimum of 1% to a maximum of 15% of the employee's base pay. A participant's option to purchase Common Stock will be deemed to have been exercised automatically on the offering termination date applicable to such offering, unless the participant gives written notice to the Company to withdraw such payroll deductions. The option will be deemed to have been exercised for the purchase of the number of full shares of Common Stock which the amount in the account will be purchased and any excess in the account will be returned to the participant.

        Exercise Price of Options:    The price per share to be paid by participants under the Stock Purchase Plan will be 95% of the fair market value of shares on the last day of the offering period unless the Compensation Committee determines that a different discount will apply. Any alternative discount will be determined in advance of the offering period by the Compensation Committee; however, in no case will the discount be greater than 15%. For purposes of the Stock Purchase Plan, the fair market value of the Common Stock shall be the closing sales price as reported on The Nasdaq Global Select Market on the applicable date or the nearest prior business day on which shares of the Common Stock traded.

        Withdrawal; Termination of Employment:    Upon withdrawal by a participant prior to an offering termination date or the termination of a participant's employment for any reason during an offering, including retirement and death, the option granted to such participant shall immediately terminate in its entirety, and the payroll deductions or other contributions credited to the participant's account shall be returned to the participant, or, in the case of death, his or her designated beneficiary, and shall not be used to purchase shares of Common Stock under the Stock Purchase Plan.

        Amendment and Termination:    The Board may, at any time and for any reason, amend or terminate the Stock Purchase Plan; provided, however, that to the extent necessary to comply with the rules of The Nasdaq Global Select Market or any other securities exchange or market system on which Shares are listed or quoted, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company must obtain shareholder approval in such a manner and to such a degree as so required. Subject to certain exceptions, no termination, modification, or amendment of the Stock Purchase Plan may, without the consent of a participant then having an option under the Stock Purchase Plan to purchase Common Stock, adversely affect the rights of such participant under such option.

        General Provisions:    No participant or his or her legal representative, legatee or distributee will be deemed to be the holder of any shares of Common Stock subject to an offering until the option has been exercised and the purchase price for the shares has been paid. No payroll deductions credited to a participant's stock purchase account nor any rights with regard to the exercise of an option to purchase shares of Common Stock under the Stock Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way by a participant other than by will or the laws of descent and distribution. Options under the Stock Purchase Plan will be exercisable during a participant's lifetime only by the participant.

Certain Federal Income Tax Consequences

        The following is a brief summary of certain United States federal income tax consequences relating to the Stock Purchase Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences. The tax information summarized is not tax advice.

        Grant of Options:    The Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. As such, a participant under the Stock Purchase Plan incurs no income tax liability, and the Company obtains no deduction, from the grant of the options. The payroll deductions and other contributions by a participant to his or her account under the Plan, however, are made on an after-tax basis. Participants will not be entitled to deduct or exclude from income or employment taxes any part of their payroll deductions.

        Exercise of Options:    A participant will not be subject to federal income tax upon the exercise of an option granted under the Stock Purchase Plan, nor will the Company be entitled to a tax deduction by reason of such exercise. The participant will have a cost basis in the shares of Common Stock acquired upon such exercise equal to the option exercise price.

        Disposition of Shares Acquired Under the Plan:    In order to defer taxation on the difference between the fair market value and exercise price of shares acquired upon exercise of an option, the employee must hold the shares of Common Stock acquired under the Stock Purchase Plan for a holding period which runs through the later of one year after the option exercise date or two years after the date the option was granted. The only exceptions are for dispositions of shares upon death, as part of a tax-free exchange of shares in a corporate reorganization, into joint tenancy with right of survivorship with a another person, or the mere pledge or hypothecation of shares.

        If a participant disposes of stock acquired under the Stock Purchase Plan before expiration of the holding period in a manner not described above, such as by gift or ordinary sale of such shares, the employee must recognize as ordinary compensation income in the year of disposition the difference between the exercise price for the shares and the stock's fair market value on the date of exercise. In such an event, the Company will be entitled to a corresponding compensation expense deduction.

        Disposition of shares after expiration of the required holding period (including disposition upon death) will result in the recognition of gain or loss in the amount of the difference between the amount realized on the sale of the shares and the exercise price for such shares. Any loss on such a sale will be a long-term capital loss. Any gain on such a sale will be taxed as ordinary compensation income up to an amount equal to the product of the stock's fair market value as of the date of grant of the purchase right multiplied by the applicable purchase price discount percentage (i.e., 5%), with any additional gain taxed as a long-term capital gain.

Value of Benefits

        The Company is unable to determine the amount of benefits that may be received by participants, including the NEOs, under the Stock Purchase Plan if adopted, as participation is discretionary with each employee.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit and Finance Committee has recommended and approved the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm (independent auditors) to examine the consolidated financial statements of the Company for the year ending December 31, 2009. The Company is seeking shareholder ratification of such action.

        It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

The Board and the Audit and Finance Committee Recommend that Shareholders
Vote FOR the Ratification of Appointment of
Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm
(Independent Auditors).

AUDIT & FINANCE COMMITTEE DISCLOSURE

Who served on the Audit and Finance Committee?

        The members of the Audit and Finance Committee as of December 31, 2008 were W. Steve Albrecht (Chair), Henry J. Eyring, J. Ralph Atkin and Robert G. Sarver. Each member of the Audit and Finance Committee has been determined by the Board to be independent under the rules of the Securities and Exchange Commission and The Nasdaq Stock Market. The Board has determined that W. Steve Albrecht, who served on the Audit and Finance Committee throughout the year ended December 31, 2008, is an "audit committee financial expert" as defined in Item 401(h) (2) of Regulation S-K promulgated under the Exchange Act.

What document governs the activities of the Audit and Finance Committee?

        The Audit and Finance Committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the Audit and Finance Committee's composition and meetings. The Audit and Finance Committee charter is available on the Company's Web site at www.SkyWest.com, and is also available in print, free of charge, upon request. Requests for a printed copy of the Audit and Finance Committee charter should be submitted to Eric D. Christensen, Corporate Secretary of the Company, at 444 South River Road, St. George, Utah 84790.

How does the Audit and Finance Committee conduct its meetings?

        During the year ended December 31, 2008, the Audit and Finance Committee met with the senior members of the Company's financial management team at each of its regular scheduled quarterly meetings. The Audit and Finance Committee also met with representatives of Ernst & Young ("E&Y"), the Company's independent registered public accounting firm, at each of its in-person meetings and met with representatives of Protiviti, Inc. ("Protiviti"), the Company's principal internal auditor, at several of the meetings. Agendas for the Audit and Finance Committee's meetings are established by the Chair of the Audit and Finance Committee, after consultation with the Company's Chief Financial Officer. At those meetings, the Audit and Finance Committee reviewed and discussed various financial and regulatory issues, accounting and financial management issues, developments in the accounting profession, as well as the Company's industry, risk management and a summary of calls received on the Company's anonymous reporting line. The Audit and Finance Committee also had separate, executive sessions from time to time with representatives of E&Y, the Chief Financial Officer, Protiviti and the Company's legal counsel, at which meetings candid discussions of financial management, accounting, internal controls and legal and compliance issues took place. Additionally, the Chair of the Audit and Finance Committee had separate discussions regularly with representatives of E&Y, the Chief Financial Officer, Protiviti and the Company's legal counsel.

Does the Audit and Finance Committee review the periodic reports and other public financial disclosures of the Company?

        The Audit and Finance Committee reviews each of the Company's quarterly and annual reports, including Management's Discussion and Analysis of Financial Condition and Results of Operations. As part of this review, the Audit and Finance Committee discusses the reports with the Company's management and independent registered public accounting firm and considers the audit and review reports prepared by the independent registered public accounting firm about the Company's quarterly and annual reports, as well as related matters such as the quality (and not just the acceptability) of the Company's accounting practices, alternative methods of accounting under generally accepted accounting principles in the United States ("GAAP") and the preferences of the independent registered public accounting firm in this regard, the Company's critical accounting policies and the clarity and completeness of the Company's financial and other disclosures.

Did the Audit and Finance Committee play any role in connection with the Company's report on internal control?

        The Audit and Finance Committee reviewed management's report on internal control over financial reporting, required under Section 404 of the Sarbanes-Oxley Act of 2002 and related rules. As part of this review, the Audit and Finance Committee reviewed the bases for management's conclusions in that report, and also reviewed the report of the independent registered public accounting firm on internal control over financial reporting. Throughout the year ended December 31, 2008, the Audit and Finance Committee reviewed management's plan for documenting and testing controls, the results of their documentation and testing, any deficiencies discovered and the resulting remediation of any such deficiencies.

What is the role of the Audit and Finance Committee in connection with the financial statements and controls of the Company?

        Management of the Company has primary responsibility for the Company's financial statements and internal control over the Company's financial reporting. The independent registered public accounting firm has responsibility for the integrated audit of the Company's financial statements and internal control over financial reporting. The responsibility of the Audit and Finance Committee is to oversee financial and control matters, among other responsibilities fulfilled by the Audit and Finance Committee under its charter. The Audit and Finance Committee meets regularly with the independent registered public accounting firm, without the presence of management, to ensure candid and constructive discussions about the Company's compliance with accounting standards and best practices among public companies comparable in size and scope to the Company. The Audit and Finance Committee also regularly reviews with its outside advisors material developments in the law and accounting literature that may be pertinent to the Company's accounting financial reporting practices.

Does the Audit and Finance Committee have any policy-making responsibility?

        From time to time, the Audit and Finance Committee establishes certain policies as required by the rules of the Securities and Exchange Commission and the listing standards of The Nasdaq Stock Market. For example, the Audit and Finance Committee has established a policy for the receipt and retention (including on an anonymous basis) of complaints about financial and control matters. The

Audit and Finance Committee also has implemented a policy that addresses when the Company may recruit personnel who formerly were employed by the Company's independent registered public accounting firm. In other cases, the Audit and Finance Committee is responsible for overseeing the efficacy of management policies, including compliance with the Company's Code of Ethics and the availability of perquisites.

What matters have members of the Audit and Finance Committee discussed with the independent registered public accounting firm?

        In its meetings with representatives of E&Y, the Audit and Finance Committee asked E&Y to address and discuss their responses to several questions that they believed were particularly relevant to its oversight. These questions included:

  •
  Are there any significant judgments made by management in preparing the financial statements that would have been made differently had E&Y prepared and been responsible for the financial statements?

  •
  Based on E&Y's experience, and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with GAAP and Securities and Exchange Commission disclosure requirements?

  •
  Based on E&Y's experience, and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

  •
  During the course of the fiscal year, has E&Y received any communication or discovered any information indicating any improprieties with respect to the Company's accounting and reporting procedures or reports?

        The Audit and Finance Committee has also discussed with E&Y that they are retained by the Audit and Finance Committee and that they must raise any concerns about the Company's financial reporting and procedures directly with the Audit and Finance Committee. Based on these discussions and its discussions with management, the Audit and Finance Committee believes it has a basis for its oversight judgments and for recommending that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

What has the Audit & Finance Committee done with regard to the Company's audited financial statements for the year ended December 31, 2008?

        The Audit and Finance Committee has:

  •
  Reviewed and discussed the audited financial statements with the Company's management; and

  •
  Discussed with E&Y the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit and Finance Committees, as amended.

Has the Audit and Finance Committee considered the independence of the Company's independent registered public accounting firm?

        The Audit and Finance Committee has received from E&Y the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit and Finance Committees, and has discussed with the firm its independence. The Audit and Finance Committee has concluded that E&Y is independent from the Company and its management.

Has the Audit and Finance Committee made a recommendation regarding the audited financial statements for the year ended December 31, 2008?

        Based upon its review and the discussions with management and the Company's independent registered public accounting firm, the Audit and Finance Committee recommended to the Board that the audited consolidated financial statements for the Company be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Does the Audit and Finance Committee provide a periodic report of its activities to the Board?

        The Audit and Finance Committee provides reports of its activities at each regularly-scheduled Board meeting.

Has the Audit and Finance Committee reviewed the fees paid to the Company's independent registered public accounting firm during the year ended December 31, 2008?

        The Audit and Finance Committee has reviewed and discussed the fees paid to E&Y during the year ended December 31, 2008 for audit, audit-related, tax and other services, which are set forth below under "Fees Paid to Independent Registered Public Accounting Firm." Because the Company did not pay to E&Y any fees for non-audit services during the years ended December 31, 2008, the Audit and Finance Committee was not required to assess whether E&Y's delivery of non-audit services is compatible with E&Y's independence.

What is the Company's policy regarding the retention of the Company's independent registered public accounting firm?

        The Audit and Finance Committee has adopted a policy regarding the retention of the independent registered public accounting firm that requires pre-approval of all services by the Audit and Finance Committee or the Chair of the Audit and Finance Committee. When services are pre-approved by the Chair of the Audit and Finance Committee, notice of such approvals is given to the other members of the Audit and Finance Committee and presented to the full Audit and Finance Committee at its next scheduled meeting.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

        During the years ended December 31, 2008 and 2007, the Company paid E&Y fees in the aggregate amount of $689,000 and $615,000, respectively, for the annual audit of the Company's financial statements, the quarterly reviews of the Company's financial statements included in its Quarterly Reports on Form 10-Q, audits of the closing balance sheets of certain businesses acquired, and the review of the Company's registration statements.

Audit-Related Fees

        During the years ended December 31, 2008 and 2007, the Company paid E&Y fees in the aggregate amount of $0 and $7,000, respectively, for audit-related services. The amount paid in 2007 related to E&Y's consent on their audit report on the financial statements of certain of the Company's employee benefit plans.

Tax Fees

        During the years ended December 31, 2008 and 2007, the Company did not pay fees to E&Y for tax services.

All Other Fees

        During the years ended December 31, 2008 and 2007, E&Y did not provide any services to the Company, and the Company did not pay to E&Y any fees, other than those identified above.

REPORT OF THE AUDIT & FINANCE COMMITTEE

        In connection with the financial statements for the year ended December 31, 2008, the Audit and Finance Committee has:

  (1)
  Reviewed and discussed the audited financial statements with management;

  (2)
  Discussed with E&Y, the Company's independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended; and

  (3)
  Received the written disclosure and letter from E&Y regarding the matters required by Independence Standards Board Standard No. 1.

        Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board at the February 4, 2009 meeting of the Board that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission. The Board approved this inclusion.

The Audit & Finance Committee

W. Steve. Albrecht, Chair
J. Ralph Atkin
Henry J. Eyring
Robert G. Sarver

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers, directors and 10% shareholders are required under Section 16 of the Securities Exchange Act of 1934, as amended, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to the Company.

        Based solely on a review of copies of reports furnished to the Company, or written representations that no reports were required, the Company believes that during 2008 its executive officers, directors and 10% holders complied with all filing requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS

        If any shareholder intends to present a proposal to be considered for inclusion in the Company's proxy material in connection with the Company's 2010 Annual Meeting of Shareholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8—Shareholder Proposals) and received by the Secretary of the Company on or before October 16, 2009. Shareholder proposals to be presented at the 2010 Annual Meeting of Shareholders which are not to be included in the Company's proxy materials must be received by the Company no earlier than November 15, 2009, nor later than December 17, 2009, in accordance with the procedures set forth in the Company's Bylaws.

 DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

        In instances in which multiple holders of the Common Stock share a common address and are the beneficial owners, but not the record holders, of those shares of Common Stock, the holders' banks, brokers or other nominees may only deliver one copy of this Proxy Statement and the Company's 2008 Annual Report to Shareholders, unless the applicable bank, broker or nominee has received contrary instructions from one or more of the shareholders. The Company will deliver promptly, upon written request, a separate copy of this Proxy Statement and the Company's 2008 Annual Report to Shareholders to any shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of this Proxy Statement and the Company's 2008 Annual Report to Shareholders should submit a request by writing to Eric D. Christensen, Corporate Secretary of the Company, 444 South River Road, St. George, Utah 84790. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.

OTHER BUSINESS

        The Company's management does not know of any other matter to be presented for action at the Meeting. However, if any other matters should be properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

Eric D. Christensen
 Vice President Planning, Corporate Secretary
St. George, Utah
March 13, 2009

Appendix A

SKYWEST, INC.

2009 EMPLOYEE STOCK PURCHASE PLAN

        SkyWest, Inc. (the "Company"), a Utah corporation, hereby establishes and adopts the 2009 SkyWest, Inc. Employee Stock Purchase Plan (the "Plan").

1.     PURPOSE

        The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to participate in the Company's success by purchasing the Company's common stock through payroll deductions. The Company intends the Plan to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.

2.     DEFINITIONS

        2.1.  "Account" shall mean the account maintained by the Company on behalf of each Participant to which are credited (i) payroll deductions pursuant to Section 6 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.

        2.2.  "Authorization Form" shall mean a form established by the Plan Administrator authorizing payroll deductions as set forth in Section 4 and such other terms and conditions as the Company from time to time may determine.

        2.3.  "Board" shall mean the board of directors of the Company.

        2.4.  "Committee" shall mean the Compensation Committee of the Board.

        2.5.  "Common Stock" means the shares of common stock of the Company.

        2.6.  "Compensation" shall mean a Participant's regular cash compensation from the Company or a Designated Subsidiary; i.e., salary, hourly wages, overtime pay, shift differentials and shift premiums. Compensation shall be determined prior to the Employee's pre-tax contributions pursuant to Section 125 and Section 401(k) of the Code. Compensation shall exclude all other compensation from the Company or a Designated Subsidiary, including bonuses and other incentive compensation, commissions, and amounts realized on the vesting or exercise of stock awards.

        2.7.  "Corporate Transaction" means: (a) a sale of all or substantially all of the Company's assets, or (b) a merger, stock sale, consolidation or other capital reorganization of the Company with or into another corporation, or other transaction or series of related transactions, in which the persons who were stockholders of the Company immediately prior to the transaction cease to own at least 50% of the voting stock of the Company (or its successor or parent) immediately after the transaction.

        2.8.  "Designated Broker" shall mean a stock brokerage or other financial services firm designated by the Company to hold the Accounts and/or otherwise assist in the administration of the Plan.

        2.9.  "Designated Subsidiary" shall mean SkyWest Airlines, Inc., Atlantic Southeast Airlines, Inc. and any other Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as an employer whose employees are eligible to participate in the Plan.

        2.10.  "Eligible Employee" shall mean any Employee who has completed at least ninety (90) days of continuous employment with the Company or a Designated Subsidiary since his or her most recent start date.

        2.11.  "Employee" shall mean any person who is regularly employed by the Company or a Designated Subsidiary and is classified as an "employee" under the Company's or a Designated Subsidiary's system of personnel classification, but excluding leased employees, as described in Section 414(n) of the Code, and any payroll service or agency employee; i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company or a Subsidiary is paid by any outside entity, including but not limited to a payroll service or temporary employment agency. The determination whether an individual is an employee shall be made solely based on the Company's or Designated Subsidiary's method of personnel classification, without regard to whether the individual is considered a common law employee of the Company or a Designated Subsidiary for any other purpose.

        2.12.  "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

        2.13.  "Fair Market Value" per share as of a particular date shall mean the closing price of the Common Stock as reported on the NASDAQ Stock Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on the NASDAQ Stock Market, on such other principal securities exchange on which the Shares are traded.

        2.14.  "Offering Date" shall mean the first business day of each Offering Period.

        2.15.  "Offering Period" shall mean a period of six (6) months, or such other period of time as determined from time to time by the Committee, provided that in no event shall an Offering Period exceed twenty-seven (27) months. The first Offering Period shall commence on July 1, 2009.

        2.16.  "Participant" shall mean an Eligible Employee who participates in the Plan.

        2.17.  "Plan Administrator" means the Company acting through its Secretary or other authorized officers.

        2.18.  "Subsidiary" shall mean any corporation having the relationship to the Company described in Section 424(f) of the Code.

3.     SHARES SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 14, a total of 3,000,000 shares of Common Stock may be issued under the Plan. Such shares may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury, or Common Stock acquired by the Company in the open market or otherwise. If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. In the event the above share limit is adjusted on account of a stock split or similar transaction under Section 14 below, all shares issued under the Plan prior to the adjustment shall be counted against that limit on a post-split adjusted basis.

4.     PARTICIPATION

        4.1.  Each Eligible Employee on an Offering Date shall become a Participant as of the Offering Date by completing an Authorization Form and filing it with the Plan Administrator or Designated Broker by the date required by the Plan Administrator pursuant to such method as the Plan

Administrator may establish from time to time in its sole discretion. The Authorization Form will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.2.  Any person who first becomes an Eligible Employee during an Offering Period shall become a Participant as of the first day of a subsequent Offering Date by completing an Authorization Form and filing it with the Plan Administrator or Designated Broker by the date required by the Plan Administrator pursuant to such method as may be established by the Plan Administrator from time to time in its sole discretion. The Authorization Form will remain in effect for subsequent Offering Periods, until modified or terminated by the Participant.

        4.3.  A person shall cease to be a Participant upon the earliest to occur of:

          (a)   the date the Participant ceases to be an Eligible Employee for any reason;

          (b)   the first day of the Offering Period beginning after the date on which the Participant ceases payroll deduction under the Plan pursuant to Section 6.1; or

          (c)   the date of a withdrawal from the Plan by the Participant as provided in Section 9.

5.     GRANT OF OPTION

        5.1.  On each Offering Date the Company shall grant each Participant an option to purchase shares of Common Stock, subject to the limitations set forth in Section 3 and Sections 5.3 through 5.5.

        5.2.  The option price per share of the Common Stock subject to an offering shall be, unless otherwise determined by the Committee and communicated to Participants prior to the beginning of the Offering Period, ninety-five percent (95%) of the Fair Market Value of a share of Common Stock on the Exercise Date. In no event may the per share option price be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

        5.3.  No Participant shall be granted an option if the Participant would immediately after the grant own directly or indirectly for purposes of Section 424(b)(3) of the Code stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company (or of a Subsidiary or parent, if any). In applying this limitation the constructive ownership rules of Code Section 424(d) shall apply and shares that the Participant may purchase under this Plan and any other options to purchase stock shall be deemed owned by the Participant.

        5.4.  Additionally, no Participant shall be granted an option to purchase Common Stock under the Plan which permits the Participant's rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

        5.5.  In no event may a Participant purchase more than 1,250 shares of Common Stock during any Offering Period (as adjusted pursuant to Section 14, if applicable).

6.     PAYROLL DEDUCTIONS

        6.1.  A Participant may, in accordance with rules adopted by the Plan Administrator, file an Authorization Form that authorize a payroll deduction of any whole number percentage from one percent (1%) to fifteen percent (15%) (or such other percentage as may be established by the Committee from time to time in its sole discretion) of such Participant's Compensation on each pay period during the Offering Period. Alternatively, a Participant may designate a flat dollar amount of Compensation (not in excess of 15% of the Participant's Compensation for the payroll period) to be withheld from the Participant's Compensation each payroll date. All payroll deductions made by a Participant shall be credited to his or her Account under the Plan. All payroll deduction elections shall be made on forms and within time frames designated by the Plan Administrator. A Participant may increase such payroll deduction effective as of each Offering Date provided the Participant files an Authorization Form requesting the increase in accordance with rules established by the Plan Administrator. A Participant may decrease or cease payroll deductions during an Offering Period by filing an Authorization Form requesting the decrease or cessation in accordance with rules established by the Plan Administrator.

        6.2.  All payroll deductions made by a Participant shall be credited to the Participant's Account. A Participant may not make any additional payments to the Participant's Account. No interest shall be paid on or credited to the payroll deduction contributions to the Participant's Account.

7.     EXERCISE OF OPTION

        7.1.  Unless a Participant withdraws from the Plan as provided in Section 9, the Participant's option to purchase shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full and fractional shares of Common Stock subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions in the Participant's Account. Any accumulated payroll deductions in the Participant's Account on the Exercise Date that are not applied to purchase Common Stock shall be returned to the Participant without interest.

        7.2.  The shares of Common Stock purchased upon exercise of an option hereunder shall be credited to the Participant's Account and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares. Shares of Common Stock received upon stock dividends or stock splits shall be treated as having been purchased on the Exercise Date of the shares to which they relate.

8.     DELIVERY OF COMMON STOCK

        As promptly as practicable after receipt by the Plan Administrator or Designated Broker of a request for withdrawal of Common Stock from any Participant in accordance with rules established by the Plan Administrator, the Plan Administrator shall arrange for delivery to such Participant of one or more stock certificates representing the shares of Common Stock which the Participant requests to withdraw.

9.     WITHDRAWAL; TERMINATION OF EMPLOYMENT

        9.1.  A Participant may withdraw all, but not less than all, the payroll deductions and cash dividends credited to the Participant's Account at any time by giving written notice to the Plan Administrator which is received at least thirty (30) days prior to the Exercise Date (or such other notice period as may be established by the Plan Administrator from time to time in its sole discretion). All such payroll deductions and cash dividends credited to the Participant's Account will be paid to the Participant promptly after receipt of such Participant's notice of withdrawal; and the Participant's option for the Offering Period in which the withdrawal occurs will be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock will be made for the Participant during such Offering Period, and any additional cash dividends during the Offering Period will be distributed to the Participant.

        9.2.  Upon termination of a Participant's status as an Employee during the Offering Period for any reason the payroll deductions and cash dividends remaining credited to the Participant's Account will be returned (and any future cash dividends will be distributed) to the Participant or, in the case of the

Participant's death, the estate of the Participant, and the Participant's option will be automatically terminated. A Participant's status as an Employee shall not be considered terminated in the case of a leave of absence agreed to in writing by the Company or a Designated Subsidiary (including but not limited to, military and sick leave), provided that such leave is for a period of not more than six (6) months or reemployment upon expiration of such leave is guaranteed by contract or statute.

        9.3.  A Participant's withdrawal from an offering will not have any effect upon such Participant's eligibility to participate in a subsequent offering.

10.   DIVIDENDS

        10.1.  Cash dividends paid on Common Stock held in a Participant's Account shall be distributed to Participants as soon as practicable. Dividends paid in Common Stock or stock splits of the Common Stock shall be credited to the Accounts of Participants. Dividends paid on Common Stock in property (other than cash or Common Stock) shall be distributed to Participants as soon as practicable.

        10.2.  No interest shall accrue on or be payable with respect to the payroll deductions or credited cash dividends of a Participant in the Plan.

11.   ADMINISTRATION

        Except for those rights and powers expressly reserved to the Board and Committee hereunder, the Plan shall be administered by the Plan Administrator, and the Plan Administrator may select a third party administrator to whom some or all of its duties and responsibilities hereunder may be delegated. The Plan Administrator shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The determination of the Plan Administrator or Committee, as applicable, on any matters relating to the Plan shall be final, binding and conclusive. The Company will pay all expenses incurred in the administration of the Plan. No member of the Committee or individual acting on behalf of the Plan Administrator shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee and individuals acting on behalf of the Plan Administrator shall be fully indemnified by the Company with respect to any such good faith action, determination or interpretation.

12.   NO TRANSFERABILITY

        Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will or the laws of descent and distribution) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds in accordance with Section 9.

13.   USE OF FUNDS

        All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

14.   EFFECT OF CERTAIN CHANGES

        14.1.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the shares of Common Stock of the Company or the value thereof, the Committee shall make such adjustments to the Plan and the then outstanding options under the Plan as the Committee, in its sole discretion, deems equitable and appropriate taking into consideration the accounting and tax consequences of such adjustments, including proportionate adjustments to: (a) the aggregate number of shares of Common Stock that may be delivered under the Plan, (b) the maximum number of shares of Common Stock that may be purchased under the Plan by any one Participant in an Offering Period, and (c) the number, and exercise price of shares of Common Stock subject to outstanding Awards granted under the Plan. Such adjustments may be retroactive and shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

        14.2.  In the event of a Corporate Transaction, the Committee in its sole discretion may provide that immediately prior to the consummation of such Corporate Transaction the Offering Period then in progress will end and all outstanding options (a) will be exercised; or (b) will be cancelled in exchange for a payment in cash, securities or other property based upon the excess of the Fair Market Value of a share of Common Stock immediately prior to the transaction over the option price.

15.   TERMINATION OR AMENDMENT

        The Board may at any time terminate, suspend or amend the Plan as it shall deem advisable. No such termination may adversely affect options previously granted without the consent of affected Participants. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with applicable law, including Section 423 of the Code and the rules and regulations of the NASDAQ Stock Market (or such other principal securities market on which the Common Stock is traded). Notwithstanding the foregoing, without approval of the Board or stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected: (a) the Committee shall be entitled to make the adjustments and changes described in Section 14 above and change the Offering Periods; and (b) the Plan Administrator may limit the frequency and/or number of changes in the amount withheld during an Offering Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of shares for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

16.   NO EMPLOYMENT RIGHTS

        Nothing in the Plan shall confer upon any Participant the right to continue in the employment of the Company or any Subsidiary or affect any right which the Company or any Subsidiary may have to terminate the employment of any Participant at any time for any reason at will.

17.   REGULATIONS AND OTHER APPROVALS; GOVERNING LAW

        17.1.  This Plan and the right of all persons claiming an interest hereunder shall be construed and determined in accordance with the laws of the State of Utah without reference to principles of conflict of laws.

        17.2.  The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Plan Administrator. Without limiting the foregoing, shares of Common Stock shall not be issued with respect to an option under this Plan unless the exercise of such option and the issuance and delivery of such shares complies with all applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

18.   WITHHOLDING OF TAXES

        If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any shares of Common Stock issued to such Participant pursuant to the Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall, within five (5) days of such disposition, notify the Company thereof. In addition, in order to satisfy the requirement to withhold the amount (if any) of federal, state or local taxes that the Company (or Subsidiary) determines is applicable, the Company may (i) deduct shares of Common Stock from the Participant's Account equal in value to such amount, and (ii) the Company and any Subsidiary may deduct such amount from any other compensation payable to the Participant.

19.   MISCELLANEOUS

        19.1.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        19.2.  As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        19.3.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

20.   EFFECTIVE DATE; APPROVAL OF STOCKHOLDERS

        The Plan shall become effective as of July 1, 2009, subject to approval by the Company's stockholders not later than June 30, 2009. No Shares shall be issued under the Plan unless the Plan is approved by the shareholders by June 30, 2009. If the shareholders of the Company do not approve the Plan in the manner that meets the requirements of Code Section 423 by June 30, 2009, the Plan shall automatically expire and terminate on that date and no shares of Common Stock shall be issued under the Plan. If approved by the shareholders on or before June 30, 2009, the Plan shall continue in effect until terminated under Section 15 above.

SKYWEST, INC. 444 SOUTH RIVER ROAD ST. GEORGE, UT 84790	VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

 VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

 VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: SKYWE1 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYWEST, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
Vote On Directors
1.	ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Company and until his or her successor shall have been duly elected and shall qualify.		☐	☐	☐
Nominees:
	01) JERRY C. ATKIN	06) HENRY J. EYRING
	02) W. STEVE ALBRECHT	07) ROBERT G. SARVER
	03) J. RALPH ATKIN	08) STEVEN F. UDVAR-HAZY
	04) MARGARET S. BILLSON	09) JAMES WELCH
05) IAN M. CUMMING
Vote On Proposals			For	Against	Abstain
2.	APPROVAL OF THE SKYWEST, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN.		☐	☐	☐
3.	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2009.		☐	☐	☐
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K Wrap are available at www.proxyvote.com.

SKYWE2

PROXY
SKYWEST, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Jerry C. Atkin, Bradford R. Rich and Eric D. Christensen, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of SkyWest, Inc., a Utah corporation (the "Company"), held of record by the undersigned on March 12, 2009 at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the SkyWest Corporate Offices, 444 South River Road, St. George, Utah 84790, on Tuesday, May 5, 2009, at 11:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE, FOR APPROVAL OF THE SKYWEST, INC. 2009 EMPLOYEE STOCK PURCHASE PLAN, FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AND, WITH RESPECT TO OTHER MATTERS PRESENTED AT THE ANNUAL MEETING, IN THE DISCRETION OF THE PROXIES IDENTIFIED HEREIN.

Please complete, sign and date this proxy on the reverse side where indicated
and return it promptly in the accompanying prepaid envelope.